As filed with the Securities and Exchange Commission on April 30, 2009

Registration Nos. 333-83413

811-09487

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

POST-EFFECTIVE AMENDMENT NO. 14

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 10

SEPARATE ACCOUNT NO. 3

(Exact name of registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of depositor)

320 Park Avenue New York, New York 10022

(Address of Depositor’s Principal Executive Offices)

Depositor’s telephone number, including area code: 1-212-224-1600

Thomas L. Martin

Executive Vice President and Deputy General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and address of agent for service)

Approximate date of proposed public offering:

As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐      immediately upon filing pursuant to paragraph (b)

☒     on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐      60 days after filing pursuant to paragraph (a)

☐      on May 1, 2008 pursuant to paragraph (a) of Rule 485

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Cross-Reference Sheet

Item No	Caption or Location in Prospectus

PART A: INFORMATION REQUIRED IN A PROSPECTUS

1.	Front and Back Cover Pages	Cover Page; Back Cover Page
2.	Risk/Benefit Summary:
	Benefits and Risks	Introduction and Summary
3.	Risk/Benefit Summary:	Tables of Charges Fee Table
4.	General Description of Registrant, Depositor and
Portfolio Companies

About Mutual of America and Our Separate Account No. 3; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Funding and Other Changes We May Make

5.	Charges	Charges and Deductions You Will Pay
6.	General Description of Contracts	Purchase of a Policy; Payment of Premiums; Administrative Matters; Where to Contact Us and Give Us Instructions
7.	Premiums	Payment of Premiums
8.	Death Benefits and Contract Values	Insurance Benefits Upon Death of Insured Person
9.	Surrenders, Partial Surrenders, and Partial
	Withdrawals	Access to Your Account Balance; How to Contact Us and Give Us Instructions
10.	Loans	Access to Your Account Balance—Policy Loans
11.	Lapse and Reinstatement	Payment of Premiums—Policy Lapse and Reinstatement
12.	Taxes	Federal Tax Considerations
13.	Legal Proceedings	Other Information—Legal Proceedings
14.	Financial Statements	Other Information—Financial Statements

Caption or Location in Statement of
Additional Information

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

15.	Cover Page and Table of Contents	Cover Page
16.	General Information and History	General Information and History
17.	Services	Not applicable
18.	Premiums	Premiums
19.	Additional Information About Operation of
	Contracts and Registrant	Additional Information About Operation of Policies and
Registrant
20.	Underwriters	Distribution of the Policies
21.	Additional Information About Charges	Additional Information About Charges
22.	Lapse and Reinstatement	Not Applicable
23.	Loans	Loans
24.	Financial Statements	Financial Statements
25.	Performance Data	Yield and Performance Information
26.	Illustrations	Not Applicable

PROSPECTUSES OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

VARIABLE UNIVERSAL LIFE INSURANCE POLICY  VARIABLE LIFE
  MAY 1, 2009

This should be read together with the Prospectuses of:

Mutual of America Investment Corporation

Equity Index Fund
All America Fund
Small Cap Value Fund
Small Cap Growth Fund
Mid Cap Value Fund
Mid-Cap Equity Index Fund
Composite Fund
International Fund
Bond Fund
Mid-Term Bond Fund
Money Market Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Fidelity Investments® Variable

Insurance Products Funds:
Equity-Income Portfolio
Asset ManagerSM Portfolio
Contrafund® Portfolio
Mid Cap Portfolio

Vanguard Variable Insurance Fund:
Diversified Value Portfolio
International Portfolio

DWS Variable Series I:
Bond VIP
Capital Growth VIP
International VIP

Oppenheimer Main Street Fund®/VA

American Century VP Capital Appreciation Fund

Calvert Variable Series, Inc.
Social Balanced Portfolio

Mutual of America Life Insurance CompanyOur privacy policy is on the inside back cover page of this booklet.

PROSPECTUS

Variable Universal Life Insurance Policies

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839
Through its

Separate Account No. 3

The Policies—We offer individual variable universal life insurance policies with flexible premium payments ("Policies"), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. The purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

Investment Alternatives for Your Account Value—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 3 ("Separate Account") or to our General Account. You may transfer all or any part of your Account Value among the Funds of the Separate Account and the General Account at any time, without charge.

The Separate Account Funds invest in similarly named funds or portfolios of mutual funds ("Underlying Funds"), which will have varying investment returns and performance. The Underlying Funds currently are:

•  Mutual of America Investment Corporation ("Investment Company"): Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small-Cap Growth, Mid Cap Value, Composite, International, Bond, Mid-Term Bond, Money Market, Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds; (together, these three Funds may be referred to as the "Allocation Funds")

•  DWS Variable Series I: Capital Growth VIP, Bond VIP and International VIP;

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Mid Cap, Equity-Income, Contrafund® and Asset Manager(SM) Portfolios;

•  Calvert Variable Series, Inc.: Social Balanced Portfolio;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•  OppenheimerFunds: Oppenheimer Main Street Fund®/VA; and

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio.

We do not guarantee the investment performance of any Separate Account Fund. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Value in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, with additional information about the Policies and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We file the SAI with the Securities and Exchange Commission (SEC) and the SAI is incorporated into this Prospectus by reference.

Prospectuses—You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. This Prospectus is distributed with the prospectuses for the Underlying Funds, which you also should read before you purchase a Policy. We distribute the prospectuses for the Underlying Funds with this Prospectus and you should read them for complete information on the Underlying Funds. If you cannot locate the prospectuses of the Underlying Funds, which are bound together in one book, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

•  Capitalized terms unless otherwise defined in the text are described in the section captioned "Definitions We Use in this Prospectus", and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2009

This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a policy.

(This page has been left blank intentionally.)

INTRODUCTION AND SUMMARY

The discussion below is a summary of the Policy and of the benefits and risks of purchasing a Policy. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under "Definitions We Use in This Prospectus".

The Policy We Offer

The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to "Purchase of a Policy."

As a life insurance policy, the Policy provides for:

•  a death benefit, based either on the Face Amount of the Policy or on the Face Amount of the Policy plus the Account Value, depending on the type of Basic Death Benefit Plan you select for your Policy,

•  Policy Loans,

•  a variety of death proceeds payment options, and

•  other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

•  an Account Value that varies based on the Investment Alternatives you select,

•  allocation of your premiums and transfer of your Account Value among the Investment Alternatives, and

•  flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.

Policy Loans, partial withdrawals of your Account Value or not paying scheduled premiums will increase the risk your Policy will lapse.

We may issue a Policy to you only if your state's insurance department has approved our policy form and we may legally sell the Policy to you.

Note: Certain changes in state law required the issuance of a new form of policy on or after January 1, 2009. If you have a Policy that was issued prior to this date, your Policy remains in effect. The Policy provisions specifically referenced as being applicable to Policies issued on or after January 1, 2009 only apply to those Policies issued on or after January 1, 2009.

Your Premium Payments

We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your bank account or other account or unless premiums are payable under a Payroll Deduction Program.

You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Refer to "Payment of Premiums".

Choice of Basic Death Benefit Plan

You may choose as your Basic Death Benefit Plan either a Face Amount Plan or a Face Amount Plus Plan. The Face Amount Plan generally provides a level death benefit equal to the Face Amount, and the Face Amount Plus Plan provides for a death benefit that is equal to the Face Amount plus your Account Value. As a consequence, the death benefit under a Face Amount Plus Plan varies. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the Beneficiary upon the death of the insured person under the Policy. Refer to "Insurance Benefits Upon Death of Insured Person".

The cost of insurance varies with the net amount at risk. The cost per $1,000 of coverage between a Face Amount Plan or a Face Amount Plus Plan does not vary. Please refer to "Table of Charges".

Supplemental Benefits by Rider to Policy

We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider you select for which you would pay an additional monthly cost. These benefits are an accidental death benefit and a children's term rider for your minor children. Refer to "Purchase of a Policy—Supplemental Insurance Benefits".

Investment Alternatives for Your Account Value

You may allocate your premiums among the Investment Alternatives. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Value among the available Investment Alternatives at any time. Refer to "Access to Your Account Value".

The General Account. We pay interest on the portion of your Account Value you allocate to our General Account, at an effective annual yield equal to or greater than the guaranteed minimum rate, if any, set forth in your Policy. In our discretion, we may change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or make transfer of your Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

The Separate Account Investment Alternatives include twenty-six underlying funds which have different investment objectives, policies, expenses and risks. You should refer to "Underlying Funds in which our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus for detailed information about their investment strategies and expenses.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Charges Under Your Policy

Separate Account and Monthly Charges. We deduct several charges from the net assets of each Separate Account Fund and we deduct certain monthly charges directly from your Account Value. Refer to "Tables of Charges" and "Charges and Deductions You Will Pay".

Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is a smoker or non-smoker and in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are the same for men and women (unisex).

Partial Withdrawals and Surrender of Policy; Transfers of Account Value

You may make partial withdrawals of your Account Value (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. Partial withdrawals may reduce the face amount of your Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to "Access to Your Account Value".

You may transfer all or a portion of your Account Value among the Investment Alternatives. Refer to "Access to Your Account Value—Your Right to Transfer Among Investment Alternatives".

You will be taxed on the amount of a withdrawal to the extent it exceeds your investment in the Policy. A partial withdrawal may cause your Policy to be treated as a modified endowment contract, and special tax rules would then apply to future withdrawals. Refer to "Federal Tax Considerations"

Your Right to Borrow From The Policy

You may borrow up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to "Access to Your Account Value—Policy Loans".

Purpose of Policy

You should consider that our Policy is intended to provide you with long-term insurance coverage. It is not suitable for your short-term savings needs.

Policy Risks; Negative Investment Performance and Possibility of Lapse

If you pay premiums greater than the limits permitted under tax law provisions, your Policy will be deemed to be a type of savings plan. This means that when you make a withdrawal or take a Policy loan for tax purposes you would be treated as receiving earnings first and then a return of your premiums. See "Federal Tax Considerations" below.

You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. Your Account Value will increase or decrease based on the performance of the Investment Alternatives to which you allocate your Account Value.

Your Policy may lapse, or you may have to make unscheduled premium payments, if your Account Value declines from unfavorable investment performance of the Underlying Funds and your Account Value is not sufficient to pay the charges then due under your Policy. For a Policy with a Face Amount Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides minus your Account Value. As a result, your total cost of insurance charges (but not the rate) will increase when your Account Value declines due to unfavorable investment performance. It is possible for policy loans to exceed account value, resulting in a lapse. See "Policy Loans." For a Policy with a Face Amount Plus Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides. Please see "Policy Lapse and Reinstatement" below.

Accelerated Benefit for Terminal Illness

An Accelerated Benefit may be available under your Policy or by rider to the Policy (not available in all states). Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to "Access to Your Account Value—Accelerated Benefit for Terminal Illness" and "Charges and Deductions You Will Pay—Accelerated Benefit Fee".

Your Initial Right to Return Policy

For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law), you may return it and have premiums you paid returned. Refer to "Purchase of a Policy—Policy Issue".

Federal Tax Considerations

For purposes of Federal income taxation, you are treated as not receiving your Account Value until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Value until you withdraw all or a portion of your Account Value. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

Distributions under the Policy. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Contract". Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.

If your Policy is not a Modified Endowment Contract:

•  distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

•  Policy Loans are not treated as distributions; and

•  neither distributions nor Policy Loans are subject to the 10% penalty tax.

If your Policy is a Modified Endowment Contract:

•  all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

•  if you have not reached the age of 59 1/2, and are not disabled or the distribution is not part of a series of substantially equal periodic payments based on your life expectancy or the joint life expectancies of you and your Beneficiary, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to "Federal Tax Considerations".

Death Benefits. Your Beneficiary receives death benefits payable under the Policy free from Federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

TABLES OF CHARGES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering a Policy.

I.  Transaction Expenses. This table describes fees and expenses you will pay when you buy a Policy, surrender a Policy or transfer your Account Value among Investment Alternatives.

	When Deducted	Amount Deducted
Sales Load on Premiums	not applicable	n/a
Premium Taxes	each premium payment(1)	n/a(1)
Deferred Sales Load	not applicable	n/a
Surrender Fees	not applicable	n/a
Transfer Fees	not applicable	n/a
Accelerated Death Benefit Fee	when benefit paid	$250

(1)  We currently do not deduct state premium taxes but reserve the right to deduct premium taxes from future premium payments. State premium taxes vary and generally are between 0.5%-3.5%.

II.  Periodic Expenses. This table describes the fees and expenses you will pay periodically during the time that you own a Policy, not including Underlying Fund fees and expenses.

	When Deducted	Guaranteed Amount Deducted	Guaranteed Amount Deducted (policies issued on or after January 1, 2009)	Current Amount Deducted (for all policies)
Cost of Insurance Charges(2)

Minimum and Maximum (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $83.33 per month Minimum: $.06 per month	Maximum: $29.19 per month Minimum: $.02 per month	Maximum: $29.19 per month Minimum: $.02 per month

Charge for a 35 year old non-smoker male/female in a payroll deduct program (unisex rates) (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	$.18 per month (per $1,000 of coverage)	$.09 per month	$.08 per month ($.07 per month for face amounts $250,000 and above)

Monthly Administrative Charge	Issue Date and each following Monthly Anniversary Day	Maximum: $10 per month	Maximum: $10 per month	$2(4)

Policy Loan Interest	Due at end of each Policy Month(3)	(3)	(3)	(3)

(2)  Cost of insurance rates will vary depending on the insured's age and smoking status and, for non-payroll deduct programs, also the insured's gender. The charges shown may not be representative of the charges that a particular Policyowner would pay. For information regarding the actual cost of insurance rates that will apply to you, please call our toll free number, 1-888-844-5516.

(3)  We do not deduct Policy Loan interest from your Account Value. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan. This rate is an adjustable rate we declare from time to time. The Policy Loan rate will not exceed the higher of 1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody's® Corporate Bond rate. For policies issued on or after January 1, 2009, the Policy Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody's® Corporate Bond rate.

(4)  The monthly administrative charge is currently $2 or 1/12 of 1% of the Account Value if less. This charge is currently waived if the Account Value is less than $300.

II.  Periodic Expenses. (continued)

	When Deducted	Guaranteed Amount Deducted	Guaranteed Amount Deducted (policies issued on or after January 1, 2009)	Current Amount Deducted (for all policies)
Cost of Optional Riders (in addition to Cost of Insurance Charges above)

Accidental Death Benefit Rider (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $.10 per month (per $1,000 of coverage)	Maximum: $.10 per month	$.10 per month

Children's Term Insurance Rider (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $.60 per month (per $1,000 of coverage)	Maximum: $.60 per month	$.60 per month

	When Deducted	Maximum Amount Deducted		Current Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.15%		.15%
Mortality Risk Fee	expenses are	.70%		.35%
Administrative Charge	deducted on a	.65%		.40	%(5)
Total Separate Account Annual Expenses	daily basis at an annualized rate	1.50	%(6)	.90%

(5)  The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.

(6)  For policies issued on or after January 1, 2009, the Total Separate Account Annual Expenses will be subject to a maximum of 2%.

III.  Underlying Fund Expenses. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own a Policy. (Underlying Fund expenses generally vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2008 before any expense reimbursement. None of the Underlying Funds imposes a Rule 12b-1 fee or other distribution fee. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	.25%	1.01%

PURCHASE OF A POLICY

Customer Identification

We will require information from you necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Premium or issue a Policy or effect subsequent transactions, including accepting additional payments. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Policy Issue

An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy under a Payroll Deduction Program. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million, and we may refuse to issue a Policy or accept premiums because of anti-money laundering laws or other legal requirements.

An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

•  If the person to be insured is age 50 or younger and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

•  We will require a medical examination for a policy with a Face Amount above $50,000 if the person to be insured is age 51-60 or for a policy with a Face Amount above $25,000 if the person to be insured is age 61-65.

•  We will require a medical examination for a Policy with a Face Amount above $100,000 or if the person to be insured is age 66 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on information provided to us.

For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

Availability of Policy. This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

Basic Death Benefit Plan

In your application for a Policy, you will choose a Basic Death Benefit Plan. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See "Insurance Benefits Upon Death of Insured Person" for a more detailed explanation of the death benefit provisions.

Under a Face Amount Plan:

•  the death benefit generally will be the Face Amount (unless the Corridor Percentage applies), and

•  premiums you pay and increases in your Account Value from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (See "Charges and Deductions You Will Pay").

Under a Face Amount Plus Plan:

•  the death benefit generally will be the Face Amount PLUS the Account Value (unless the Corridor Percentage applies), and

•  premiums you pay and increases in your Account Value from investment performance of the Funds will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

Change of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

•  if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Value; and

•  if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Value, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we approve your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

For policies issued on or after January 1, 2009, a change in the Basic Death Benefit from Face Amount to Face Amount Plus is subject to our receipt of evidence of insurability satisfactory to us and becomes effective when we approve such change.

Supplemental Insurance Benefits

We may make one or more supplemental insurance benefits available by rider to your Policy, including accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly cost for any supplemental insurance benefits you select. See "Charges and Deductions You Will Pay—Supplemental Insurance Benefits Fee".

If the policyowner elects an accidental death benefit rider, the death benefit must be an amount equal to the face amount of the Policy, not to exceed $200,000. The minimum face amount is $25,000 except that it is $5,000 under a payroll deduction plan. Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000. For policies issued on or after January 1, 2009, we will pay an accidental death benefit equal to the amount shown on the Accidental Death Benefit Rider.

You may obtain insurance for all your unmarried dependent children between 14 days and 19 years of age under a children's term rider. If this rider is in effect, we automatically insure each additional child when such child has attained the age of 14 days at no increase in premium. Insurance continues to age 21 of the child, or until the child marries (for policies issued on or after January 1, 2009), or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, or upon getting married (for policies issued on or after January 1, 2009), each covered child has the opportunity of purchasing up to $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.

Changes in the Face Amount of Your Policy

From time to time, your life insurance needs may change. We currently permit you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. The current minimum for any requested change in Face Amount is $5,000.

Currently, a change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

We reserve the right to limit the amount of any increase or decrease, and evidence of insurability may be required for any increase in the Face Amount of your policy.

PAYMENT OF PREMIUMS

Scheduled Premiums

For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. The scheduled premium will be based on the death benefit you have selected and the cost of insurance charges we will impose. We will notify you when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy is in a Payroll Deduction Program. If your Policy is not in a Payroll Deduction Program, your scheduled premium currently must be at least $50. We currently do not have a minimum scheduled premium for Policies in Payroll Deduction Programs. Minimum scheduled premiums do not apply to Policies issued on or after January 1, 2009.

If your Policy is in a Payroll Deduction Program:

•  there is no minimum amount of scheduled premiums;

•  on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

•  if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See "Federal Tax Considerations". We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits Upon Death of Insured Person."

Changes in Scheduled Premiums. You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Effect of Paying Scheduled Premiums. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Value is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below.

Unscheduled Premiums

You ordinarily may pay unscheduled premiums at any time, but you may not pay more than the amount specified in your Policy as the maximum of premiums during any Policy Year. We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Limitation on Premiums

We will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See "Federal Tax Considerations".

Allocation of Premiums

You may allocate your premium among the Investment Alternatives.

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, we will allocate the premium on the basis of your existing allocation election currently on our records. Your request for allocation must specify any whole percentage from 0% to 100% of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.

Policies issued in Massachusetts

Policies issued in the Commonwealth of Massachusetts use the term "planned premiums" rather than "scheduled premiums" and do not refer to premiums in excess of planned premiums as "unscheduled premiums". For these Policies, references in the Prospectus to "scheduled premiums" refer to "planned premiums", and all references to "unscheduled premiums", as well as accompanying text pertaining to unscheduled premiums, are deleted. The discussion in the Prospectus about the Policies is supplemented by the following for Policies issued in Massachusetts:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Value is sufficient to pay applicable charges when due.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse and timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Value (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that you may not pay more than the amount specified in your Policy as the maximum of premiums during any Policy Year during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits Upon Death of Insured Person" in this Prospectus.

Dollar Cost Averaging

We may offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Value in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

Policy Lapse and Reinstatement

If our deduction of monthly charges when due would result in your Account Value, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction and other amounts such as unpaid policy loans and interest.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

You can reinstate a lapsed Policy during the insured person's lifetime if all of the following are satisfied:

(a)  The Policy lapsed because the grace period ended without the required payment having been made.

(b)  The Policy is reinstated within three years of the end of the grace period.

(c)  The Policy has not been surrendered.

(d)  We receive from you evidence that the insured person is insurable by our standards.

(e)  You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months (and at least three months, for policies issued on or after January 1, 2009).

(f)  You pay any charges not paid during the grace period.

(g)  We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and qualified retirement plans and do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company and to American Separate Account No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500® Index).* The Fund invests primarily in common stocks that are included in the S&P 500® Index.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index*. The Fund invests primarily in common stocks that are included in the S&P MidCap 400® Index.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-size market capitalizations believed to possess above-average growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in small cap growth stocks.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in small cap value stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in mid cap value stocks.

*  "Standard & Poor's®," "S&P®," "S&P 500®" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund's total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, iShares, Vanguard exchange traded funds**, or equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Bond Fund of the Investment Company

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. government and agency securities, including mortgage-backed securities, and zero coupon securities.

Money Market Fund of the Investment Company

The Money Market Fund seeks current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this Fund.

**  MSCI EAFE Index is a servicemark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 25% of net assets in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500®. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either "growth" stocks or "value" stocks or both.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity VIP Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the Portfolio's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index (S&P MidCap 400®), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the adviser to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the adviser, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of the Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisers evaluate foreign markets around the world and choose companies with above-average growth potential.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500® Index. The Portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS Bond VIP

The DWS Bond VIP seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following a program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

DWS International VIP

The DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the Portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

Calvert Variable Series, Inc. Social Balanced Portfolio

The Calvert Variable Series, Inc. Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds: The VIP Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc., Baillie Gifford Overseas Limited and M&G Investment Management Limited.

DWS Variable Series I: The DWS Capital Growth VIP, Bond VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc.

Oppenheimer Main Street Fund® /VA: the Fund receives investment advice from OppenheimerFunds, Inc.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Calvert Variable Series, Inc. Social Balanced Portfolio:  The Portfolio receives investment advice from Calvert Asset Management Company, Inc. ("Calvert"), which has entered into a subadvisory agreement with New Amsterdam Partners LLC for the equity portion of the Portfolio. Calvert handles the allocation of assets and Portfolio Managers for the Portfolio, and manages the fixed income portion of the Portfolio.

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See "Charges and Deductions You Will Pay".)

Accumulation Unit Values for Transactions

When you allocate premiums to a Separate Account Fund or transfer any Account Value to a Fund, we credit Accumulation Units to your Account Value on the Valuation Day we receive the premiums or a valid transfer request. When you withdraw or transfer any Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value on the Valuation Day we receive a valid withdrawal or transfer request.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the premium or a valid request, along with all information and completed documents necessary to process the request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a premium or a valid request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act.") The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

Amounts that you allocate under the Policy to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest for the life of the Policy to Account Values in the General Account at a rate at least equal to the minimum rate required by applicable state law or if no state law minimum rate is applicable to the Policy, the guaranteed minimum credited interest rate will be set pursuant to the NAIC standard non-forfeiture law. The NAIC minimum rate is determined in accordance with a formula, and cannot be less than 1%

in any event. The NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. Therefore, the minimum interest rate for the following calendar year may change after the NAIC formula is recalculated in November each year, depending on the reported five-year constant maturity on such securities on the last business day of October. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the interest rate then being credited.

The interest rates may be different for your Account Value in the General Account representing borrowed and unborrowed amounts under your Policy. See "Access to Your Account Value—Policy Loans".

The Appendix to this Prospectus contains additional information about our General Account's operations.

Transfers and Withdrawals

You may transfer any portion of your Account Value to or from the General Account and may withdraw any portion of your Account Value from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See "Your Right to Transfer Among Investment Alternatives" and "Policy Loans" under "Access to Your Account Value" below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

ACCESS TO YOUR ACCOUNT VALUE

You may obtain all or part of your Account Value by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Value among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below. We will not permit a withdrawal or transfer when required to comply with anti-money laundering laws or regulations.

Surrender Policy

Surrender Proceeds equal your Account Value minus any Policy Loans you have outstanding at the time of surrender and any due and unpaid charges. You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits, and supplemental benefits you have added, under your Policy will then cease.

Partial Withdrawals of Account Value

You may withdraw any portion of your Account Value (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Value to less than $100, and cannot exceed the Account Value minus any Policy Loans.

A partial withdrawal will affect both your Account Value and the amount of your Basic Death Benefit.

•  If you have a Face Amount Plan, we will reduce both your Account Value and your Face Amount by the amount of any withdrawal. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

•  If you have a Face Amount Plus Plan, we will reduce your Account Value by the amount of the withdrawal.

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Value among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See "Where to Contact Us and Give Us Instructions" and "Frequent Purchases and Redemptions of Fund Shares" below.

How to Tell Us an Amount for Transfers or Partial Withdrawals

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative,

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Value in a particular Investment Alternative to be Transferred or Withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request.

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares".

Policy Loans

You may request a Policy Loan of up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. An amount no less than the policy loan shall at all times be allocated to the General Account, and this amount cannot be allocated to the Separate Account Investment Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest in your favor at a rate equal to:

•  for policies issued prior to January 1, 2009, the interest charged on the Policy Loan minus 2%, but not less than the guaranteed rate of interest.

•  for policies issued on or after January 1, 2009, the rate of interest we credit to your Account Value in the General Account.

We will grant you a Policy Loan if you meet all of the following conditions.

•  We receive at our Processing Office your Written Request for a loan.

•  The amount of the requested loan is 95% or less of your Account Value in the General Account (or 95% or less of the cash surrender value of the Policy for policies issued on or after January 1, 2009) minus any existing Policy Loans you have.

•  The amount of the requested loan is at least $500.

•  The sole security for the loan will be the Policy.

•  You have assigned the Policy to us in a form acceptable to us.

•  Your Policy is in effect.

When you apply for a Policy Loan, you must instruct us from which Separate Account Investment Alternatives amounts are to be transferred to the General Account as needed for collateral. If at any time during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will at that time automatically transfer a portion of your Account Value in the Separate Account Investment Alternatives, withdrawing from the Funds in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.

We will notify you, and any assignee on our records:

•  at the time you take a Policy Loan, of the initial rate of interest on that loan, and

•  at least 28 days before an interest rate increase, of the terms of that increase (or at least 30 days for policies issued on or after January 1, 2009 for any interest rate changes).

Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.

If your Policy Loans exceed your Account Value on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. See "How to Purchase a Policy and Pay Premiums—Policy Lapse and Reinstatement". Depending on the percentage of your Account Value that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See "Federal Tax Considerations—Tax Treatment of Policy Benefits and Access of Account Value".

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Value only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan (which includes unpaid accrued interest) from your Surrender Proceeds (refer to: Surrender of Policy) or from the Death Proceeds we pay to your Beneficiary(ies).

Accelerated Benefit for Terminal Illness

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See "Charges and Deductions You Will Pay—Accelerated Benefit Fee".

The amount of the Accelerated Benefit will be the lesser of:

•  $200,000, or

•  the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

•  the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

•  the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

(a)  We must receive at our Processing Office:

•  the Policy or, if applicable, the Accelerated Benefit rider;

•  your written request for payment of the Accelerated Benefit;

•  the written consent of all irrevocable beneficiaries, if any, under the Policy; and

•  evidence satisfactory to us of the insured person's terminal illness.

(b)  The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

(c)  The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.

(d)  No previous accelerated benefit has been paid under the Policy.

(e)  The $250 accelerated death benefit fee is paid.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the Beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

(a)  a certification of state of health by a licensed physician who:

•  has examined the insured person,

•  is qualified to provide that certification, and

•  is neither the Policyowner, the insured person, nor a family member of either; and

(b)  a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

•  The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Value, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

•  We will base subsequent premiums and cost of insurance charges under the Policy on the Account Value and Face Amount that are in effect after the payment of the Accelerated Benefit.

Maturity Benefit

The Maturity Date for a Policy occurs when the insured person attains the age of 100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Value, minus any Policy Loans and unpaid monthly deductions. For Policies issued on or after January 1, 2009, the Maturity Proceeds also include the amount of any paid-up additions as well as any dividend accumulations.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment. For Policies issued on or after January 1, 2009, Maturity Proceeds are only payable as a lump sum, and only to the beneficiary.

The minimum amount of each payment under any optional payment plan is $50. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. See "Insurance Benefits Upon Death of Insured Person—Payment Options".

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

•  The Commission by order permits postponement for the protection of Policyowners; or

•  An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

INSURANCE BENEFITS UPON DEATH OF INSURED PERSON

Death Proceeds

When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the Beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The Beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

•  the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

•  the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

Basic Death Benefit

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See "Basic Death Benefit Plan" under "How to Purchase a Policy and Pay Premiums".

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Value, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

•  the Policy's Face Amount on the date of the insured person's death, or

•  the Policy's Account Value on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

•  the Face Amount on the date of the insured person's death plus the Account Value on that date, or

•  the Account Value on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Corridor Percentages

Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies. The Corridor Percentages require us to provide a death benefit that is greater than the Account Value, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

CORRIDOR PERCENTAGE CHART
Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
0-40	250%	54	157%	68	117%

41	243	55	150	69	116

42	236	56	146	70	115

43	229	57	142	71	113

44	222	58	138	72	111

45	215	59	134	73	109

46	209	60	130	74	107

47	203	61	128	75 to 90	105

48	197	62	126	91	104

49	191	63	124	92	103

50	185	64	122	93	102

51	178	65	120	94	101

52	171	66	119	95 or older	100

53	164	67	118

Payment Options

We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the Beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

If the insured person is still alive, you may elect an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time. The minimum amount of each payment under any optional payment plan is $50.

If you change a Beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

If the insured person has died and you have not elected an optional payment plan, only the Beneficiary may elect the form of payment for the Death Benefit Proceeds. The Beneficiary may not change the form of payment plan once we have begun making payments.

The selection of a payment option does not impact the cost of insurance.

Note: For Policies issued on or after January 1, 2009, only the Beneficiary may select the payment option.

The optional payment plans available under the Policy are:

Life Payments Plan. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

Payments for a Fixed Period Plan. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We may credit an effective annual rate of interest which is higher than that minimum rate, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount Plan. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

Full Cash Refund Form. We make monthly payments during the Beneficiary's lifetime. Upon the Beneficiary's death, a single sum payment equal to the death benefit under the Policy minus the total of all payments made to the Beneficiary shall be paid to the individual designated to receive such payment under the option.

Joint and Survivor Life Annuity. We make monthly payments during the Beneficiary's lifetime. Upon the Beneficiary's death monthly annuity payments equal to 66 2/3% or another percentage we agree to of the Beneficiary's monthly annuity benefit will be payable to the joint annuitant during the lifetime of the joint annuitant, if living. Upon the death of the Beneficiary and the joint annuitant no additional benefits shall be paid.

CHARGES AND DEDUCTIONS YOU WILL PAY

Cost of Insurance Charges

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

•  the amount for which we are "at risk", which is the Policy's Basic Death Benefit minus the Account Value as of the Monthly Anniversary Day, divided by $1,000, times

•  the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than the guaranteed rates shown in the Policy.

The amount at risk is impacted by the investment performance of the Investment Alternatives you have selected, the premiums you pay and the charges we impose.

Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person is male or female.

•  If your Policy is not in a Payroll Deduction Program, the rates vary according to the insured person's gender.

•  If your Policy is in a Payroll Deduction Program or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies in a Payroll Deduction Program are unisex.

The cost of insurance varies with the net amount at risk. The cost per $1,000 of coverage between a Face Amount Plan or a Face Amount Plus Plan does not vary. For example, if the Face Amount is decreased and the Account Value remains the same, the amount at risk decreases and the cost of insurance is reduced. Please refer to "Table of Charges". We separately calculate cost of insurance for the amount at risk under a Policy's initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase. For a decrease in Face Amount, we use the premium class applicable to the portion or portions of the Face Amount that is being decreased. See "Changes in Face Amount" in the Statement of Additional Information.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. The rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

Administrative Charges

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses as follows:

•  For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses.

•  For the Funds that invest in the Fidelity VIP Funds, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

•  We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Value. The current charge is $2.00 per month (up to a maximum of $10.00 per month), except that we will reduce the charge to 1/12 of 1% if your Account Value for the month is less than $2,400, and we waive the charge if your Account Value is under $300. We deduct the administrative expense charge from your Account Value in the same manner as described above for cost of insurance charges.

•  We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies, subject to any applicable maximum charges.

Mortality and Expense Risk Fees

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk fee, at an annual rate of 0.35%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. We reserve the right to increase our mortality risk fee up to a maximum of 0.70% if the revenue from the current charge is insufficient to cover our customers' mortality experience. The expense risk fee, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Supplemental Insurance Benefits Fee

We deduct the cost of any supplemental benefits you may have from your Account Value on each Monthly Anniversary Day. The current monthly cost per $1,000 of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See "How to Purchase a Policy and Pay Premiums—Supplemental Insurance Benefits".

Accelerated Benefit Fee

We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 (or a lesser amount when required by your state). See "Access to Your Account Value—Accelerated Benefit for Terminal Illness".

Premium and Other Taxes

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 0.5% to 3.5%. See "Federal Tax Considerations".

For policies issued on or after January 1, 2009, the Total Separate Account Annual Expenses are subject to a maximum of 2%.

Changes in Policy Cost Factors

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards of the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

Fees and Expenses of Underlying Funds

Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are distributed with this Prospectus.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Contacting Mutual of America

You must send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can obtain the address for your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com, and you can check for the appropriate processing office by calling our toll-free number.

Requests by Telephone

You may make requests by telephone for transfers of Account Value among Investment Alternatives except for transfers into the Investment Company International Fund, the DWS International VIP and the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these funds may be referred to as the "International Funds"), or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you should call our toll free number.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Policyowner to a third party. Telephone transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone transactions, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To confirm that instructions communicated by telephone are genuine, we will ask for personally identifying information to confirm your identity, check the PIN, record all telephone transactions and provide written confirmation of the transactions.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Policies is to assist with the achievement of long-term financial goals. Our Policies are not intended to provide Policyowners with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Policyowners could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Policyowners, thereby compromising our ability to carry out purchase and redemption orders of many of our Policyowners.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing or by calling our toll-free number.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of Separate Account Funds offered under our Policies.

We work with the Underlying Funds to discourage Policyowners from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition we may be required to disclose information on Policyowner transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Policyowners under the Policies into a net purchase or redemption for shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Policyowners, which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners. In this regard, we can review individual purchase and redemption requests by Policyowners. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Policyowners engaging in market timing. We will take the following actions in the following order:

•  contact the Policyowner and remind them that the Policies are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if this activity does not cease, suspend the Policyowner's 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Policyowners, individually and in the aggregate, engaging in such frequent transfer activity. The Policies seek to provide a high degree flexibility to Policyowners in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Policies permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Policyowners which arise out of the state law affecting a contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgements that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Policyowners. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some Policyowners may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other Policyowners in the Separate Account.

Where You Should Direct Requests

You may request allocation changes or transfers of Account Value (except for transfers to any of the International Funds) by calling 1-800-468-3785 or by writing to our Processing Center. You may not use the telephone or any means other than U.S.P.S. regular mail as specified above, for transfers into any of the International Funds or for revocations of such transfer requests. You must send requests for transfers into any of the International Funds or revocations of orders for such transfers, in writing, by regular mail, to our Financial Transaction Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you must make a withdrawal or loan request by calling our Individual Support Department at 1-888-844-5516 or by writing to our home office in New York City, Attention Individual Support Department.

The address for our Financial Transaction Processing Center is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

You should use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.

ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3

Mutual of America

We are obligated to pay all amounts required on the part of the insurer under the Policies. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact our business in 50 States and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978, we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations and their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2008, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

The Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the 1940 Act. The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Values and any other policies funded through the Separate Account cannot be charged with liabilities from other business that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authority of each State in which we are licensed to do business.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Policies. We are responsible for the payment of all such benefits.

FEDERAL TAX CONSIDERATIONS

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only.Tax provisions and regulations may change at any time. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

Tax Status of the Policies

Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has issued certain final regulations and other interim guidance. The Treasury has also issued but it has not adopted proposed regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128, IRS Notice 2006-95 and the proposed mortality charge regulations under Section 7702 issued on July 3, 1991.

For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is subsequently determined that a Policy we have issued does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits and Access of Account Value

In General. Proceeds and Account Value increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Value, including investment earnings and interest earned, until there is a distribution of Account Value.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

Death Benefits. The death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

Surrender or Lapse of Policy; Maturity Proceeds. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from a Policy that is Not a Modified Endowment Contract. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Value.

An exception to this general rule applies if:

•  the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

•  the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

Characterization as a Modified Endowment Contract. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven-pay test" described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See "Distributions from a Policy that is a Modified Endowment Contract" below.

The seven-pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. "Seven-pay premiums" are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Value at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from a Policy that is a Modified Endowment Contract. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Value, prior to the return to you of your investment in the Policy.

1)  All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

•  your Account Value immediately before the distribution, minus

•  your investment in the Policy at that time.

2)  Second, any loans you take from or secured by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

3)  A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

•  is made when you are age 59 1/2 or older,

•  is attributable to you becoming disabled, or

•  is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary.

All Modified Endowment Contracts that we issue (or any former affiliates had issued) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

Policy Loan Interest

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is a key employee, as defined in Section 264 of the Code may be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000, subject to certain restrictions under Section 264 of the Code.

Estate Taxes

The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

•  to the insured person's estate, or

•  to a Beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Death Proceeds paid to a surviving spouse as Beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $3.5 million in 2009.

If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under Federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

FUNDING AND OTHER CHANGES WE MAY MAKE

Any changes to the Policy must be in writing, and signed by a duly authorized officer of Mutual of America. We cannot make material changes to the Policy without your consent. We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate Account, we will advise you of the change.

ADMINISTRATIVE MATTERS

Notices, Confirmation Statements and Reports to Policyowners

Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Value, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

Miscellaneous Policy Provisions

Limit on Right to Contest. We will not contest the insurance coverage under a Policy after it has been in force:

(a)  for two years from the Issue Date with respect to the initial amount of insurance coverage;

(b)  for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

(c)  for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

Suicide Exclusion. If the insured person commits suicide within two years from the Issue Date or within such other period specified under applicable state law, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Value and any insurance charges;

minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Participation in Divisible Surplus. We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Policies in the future. The determination of divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated under the Policies.

OTHER INFORMATION

Legal Proceedings

From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.

Financial Statements

Financial Statements for Mutual of America and its Separate Account No. 3 are in our SAI. You may refer to the last page of this prospectus for information on how to request the SAI.

DEFINITIONS WE USE IN THIS PROSPECTUS

Accelerated Benefit—The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for 12 months or less.

Account Value—The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Value" may mean all or any part of your total Account Value.

Accumulation Unit—A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Basic Death Benefit—The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

•  the Face Amount under a Face Amount Plan, or the Face Amount plus the Account Value under a Face Amount Plus Plan (you select the type of Basic Death Benefit Plan in your application for the Policy), and

•  the Account Value times the applicable Corridor Percentage.

Beneficiary—The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

Business Day—Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code—The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Corridor Percentage—A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Value to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds—An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

DWS Variable Series I—The following three portfolios of the DWS Variable Series I: Capital Growth, Bond and International Portfolios.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Face Amount—The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy.

Fidelity VIP Funds—The Equity-Income, Contrafund®, Mid Cap and Asset Manager(SM) Portfolios of Fidelity® Investments Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a rate that we change from time to time.

Insured person—The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

Insured person's age—The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

International Funds—The Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives (or Investment Funds)—Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Value among the Investment Alternatives.

Investment Company—Mutual of America Investment Corporation.

Issue Date—The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

Maturity Date—The Policy Anniversary on which the insured person's attained age equals 100.

Maturity Proceeds—Amount payable on the Maturity Date, equal to the Account Value minus any Policy Loans and unpaid monthly deductions.

Monthly Anniversary Day—The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program—A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider—A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

Policy Anniversary—The day each calendar year which is the anniversary of the Policy Date.

Policy Date—The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan—The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month—The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner—The person designated on the Policy Specification Pages of your Policy as the owner.

Policy Year—The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

Premium class—The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

Proceeds—The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

Processing Office—The office of Mutual of America, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

Scheduled premiums—Premiums in the amount and at the intervals specified in your Policy.

Separate Account—Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See definition of "Fund," above

Surrender Proceeds—Amount payable upon surrender of a Policy, equal to the Account Value minus any Policy Loans outstanding at the time of surrender.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Unscheduled premiums—Premiums other than scheduled premiums that you are permitted to pay under your Policy.

Valid Transaction Date—The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

Written Request—A written request on an administrative form provided by us or in a form otherwise acceptable to us.

You, your—Refer to a Policyowner.

APPENDIX

GENERAL ACCOUNT OPERATIONS

This Appendix provides more information about our General Account's operations and the risks of allocating Account Value, including premiums, to the General Account compared to allocating Account Value, including premiums, to the Separate Account. Account Values held in our General Account may pose different risks to Policyowners than Account Values supported by assets of our Separate Account.

When a Policyowner allocates Account Value to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly).

The credited interest rate may not be less than the minimum annual yield, if any, as stated in your Policy. If we declare a credited interest rate higher than the minimum rate, if any, set forth in your Policy, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner's request for transfer, payment or withdrawal of Account Value or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners' quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Policyowners in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner's quarterly statements reflect direct deductions from the Policyowner's Account Value in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner's employers for the purchase of Policies, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

You May Obtain More Information

Statement of Additional Information. We have filed with the Securities and Exchange Commission a Registration Statement that includes this Prospectus, a Statement of Additional Information, and exhibits. The Statement of Additional Information, dated the same date as this Prospectus (the SAI), contains further information about Separate Account No. 3, Mutual of America and the Policies described in the Prospectus, and we incorporate the SAI by reference into this Prospectus. You may obtain a copy of the SAI from us free of charge at your request.

Illustrations. You may request personalized illustrations from us, at no charge. These illustrations will show death benefits and account balances based on cost of insurance charges that you currently would pay if you purchase a Policy.

How to obtain the SAI from us. To request a Statement of Additional Information, you may call us at 1-800-468-3785 or write to us at: Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

How to obtain the SAI and other information from the SEC. Information about Mutual of America Separate Account No. 3, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's web site, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549. You can also call the SEC at 1-202-942-8090.

Where to direct Questions. If you have questions about the Policies or want to request other information about the Policies, you should contact your representative at Mutual of America. You can check for the address and telephone number of the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Investment Company Act of 1940 File No. 811-8368

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice annually.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our Web-site Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests. In addition, if you are a participant under one of our group annuity contracts through your employer or former employer pension or retirement savings plan, we may disclose your personal information to other entities that have been authorized by the employer or plan administrator to receive such information in order to carry out administrative tasks under the plan.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information or to inform us of any incorrect information in our records, please contact your Regional Office, or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contract/Policy owner transaction data to the Underlying Funds, as required by applicable laws and regulations.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue,
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 3

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the Policies).

You may obtain a copy of the Prospectus, dated May 1, 2009, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus, And You Should Read It In Conjunction With The Prospectus For The Policies.

Dated: May 1, 2009

GENERAL INFORMATION AND HISTORY

We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide individual and group life insurance, annuities, and related services for the pension retirement and long range savings needs of organizations and their employees and individuals, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2008, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

PREMIUMS

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy's Account Value is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

James J. Roth, Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies, and has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

LOANS

We do not deduct Policy Loan interest from your Account Value. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan. This rate is an adjustable rate we declare from time to time. The Policy Loan rate will not exceed the higher of 1% above the guaranteed rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody's® Corporate Bond rate. For policies issued on or after January 1, 2009, the Policy Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for variable universal life insurance Policies, or the Moody's® Corporate Bond rate.

For Policies issued before January 1, 2009, a new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

•  We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

•  We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

•  We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

For Policies issued on or after January 1, 2009, the Policy Loan interest rate will be evaluated at least once a year, but not more frequently than once every three months. If at the time of any evaluation the rate of interest applicable to new Policy Loans is at least .5% greater or lesser than the rate of interest applicable to outstanding Policy Loans, the rate of interest on outstanding Policy Loans will be adjusted to reflect such increase or decrease.

You may request a Policy Loan of up to 95% of your Account Value in the General Account (or up to 95% of the cash surrender value of the Policy for policies issued on or after January 1, 2009), minus any existing Policy Loans. An amount no less than the policy loan shall at all times be allocated to the General Account, and this amount cannot be allocated to the Separate Account Investment Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest in your favor at a rate equal to:

•  for policies issued prior to January 1, 2009, the interest charged on the Policy Loan minus 2%, but not less than the guaranteed rate of interest.

•  for policies issued on or after January 1, 2009, the rate of interest we credit to your Account Value in the General Account.

DISTRIBUTION OF THE POLICIES

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America.

Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

ADDITIONAL INFORMATION ABOUT CHARGES

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Value in our General Account. If you do not have sufficient Account Value allocated to the General Account, we will deduct the charges from your Account Value allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager(SM) Fund,

(g)  Calvert Social Balanced Fund,

(h)  Fidelity VIP Equity-Income Fund,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  American Century VP Capital Appreciation Fund,

(p)  Investment Company Conservative Allocation Fund,

(q)  Investment Company Moderate Allocation Fund,

(r)  Investment Company Aggressive Allocation Fund,

(s)  Investment Company Small Cap Value Fund,

(t)  Investment Company Small Cap Growth Fund,

(u)  Investment Company Mid Cap Value Fund,

(v)  Fidelity VIP Mid Cap Fund,

(w)  Oppenheimer Main Street Fund®/VA,

(x)  Vanguard Variable Insurance Fund Diversified Value Portfolio, and

(y)  Vanguard Variable Insurance Fund International Portfolio

(z)  Investment Company International Fund

Underwriting Procedures. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each Policyowner pays a cost of insurance charge commensurate with the insured's mortality risk. Mortality risk is actuarially determined based upon factors such as the insured's age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner's Standard Ordinary mortality table for the insured's premium class for Policies issued prior to January 1, 2009. For Policies issued on or after January 1, 2009, the maximum rates will not exceed rates permitted by the 2001 Commissioner's Standard Ordinary mortality table for the insured's premium class.

Changes in Face Amount. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

YIELD AND PERFORMANCE INFORMATION

From time to time, we may advertise performance for the Separate Account Funds. The performance information we advertise reflects Separate Account charges and the current annual policy maintenance fee, but it does not reflect cost of insurance charges or charges for optional riders. In preparing performance information, we deduct the policy maintenance fee from each Separate Fund, calculated as a cost per $1,000 based on the average Account Value for all Policies. For any Policyowner, the actual treatment of the policy maintenance fee and its effect on total return will depend on the Policyowner's actual allocation of Account Value. You should refer to the Prospectus for additional information about Policy charges.

The standardized total return contained in such advertising is customarily calculated for one, three, five and ten year periods from the later of the Separate Account's inception or the Fund's inception. Different periods are used if either the Fund or the Separate Account has not been in existence for at least ten years. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and its performance which reflects (among other things) changes in market conditions.

We may include non-standardized total returns that predate the inception of the Fund in the Separate Account, by assuming that the Funds had been included in the Separate Account for periods prior to their inception with the Separate Account and deducting charges equal to those currently assessed by the Separate Account along with actual total annual Underlying Fund operating expenses. All non-standard total return advertisements are, and must be, accompanied by standardized total returns.

We may also include information in our advertisements that addressed various topics, such as the effects of various current developments on the economy, securities markets, investment strategies and techniques, customer profiles and hypothetical investment scenarios, financial management, tax and retirement planning and other information relevant to investing in the Separate Account and your Policy.

We also may report the performance of the Underlying Funds without the deduction of Separate Account expenses. These returns will be higher than the returns shown if all Separate Account expenses and cost of insurance charges were deducted. In addition, we may compare a Fund's figures to the performance of other variable annuity and variable life accounts tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but do not reflect deductions for administrative and management costs.

You should note that past performance is no guarantee of future results. Total return and yield for a Separate Account Fund will vary based on changes in market conditions and the performance of the Underlying Fund in which it invests. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

Money Market Fund

We may disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. We also may disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distributions expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return.

The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)(365/7)] – 1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2008 was -0.80%. This yield does not reflect cost of insurance charges but does reflect the $2 monthly charge.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity or variable life accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and DWS Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period. This yield does not reflect cost of insurance charges.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner and do not reflect cost of insurance charges:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)(1/n) – 1

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compounded rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1.

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See "Performance Information for the Separate Accounts" in the Prospectus.

Average Annual Total Returns*
For the Periods Ended December 31, 2008

	One Year	Five Years	Life of Fund	Inception Date
Investment Company Equity Index	(38.26)%	(4.20)%	(5.92)%	04/03/00
Investment Company All America	(36.70)%	(4.49)%	(6.66)%	04/03/00
Investment Company Small Cap Value	(29.12)%	N/A	(5.45)%	07/01/05
Investment Company Small Cap Growth	(35.61)%	N/A	(6.83)%	07/01/05
Investment Company Mid Cap Value	(33.91)%	N/A	(6.59)%	07/01/05
Investment Company Mid-Cap Equty Index	(37.51)%	(2.12)%	(0.22)%	04/03/00
Investment Company International	(41.19)%	N/A	(38.59)%	11/05/07
Investment Company Composite	(23.97)%	(2.21)%	(2.85)%	04/03/00
Investment Company Conservative Allocation	(11.88)%	(0.09)%	0.64%	05/20/03
Investment Company Moderate Allocation	(21.36)%	(0.89)%	0.98%	05/20/03
Investment Company Aggressive Allocation	(29.55)%	(2.18)%	0.97%	05/20/03
Investment Company Money Market	0.42%	1.36%	1.22%	04/03/00
Investment Company Mid-Term Bond	(0.08)%	1.30%	2.82%	04/03/00
Investment Company Bond	(3.60)%	1.10%	2.90%	04/03/00
Investment Company DWS Capital Growth	(34.24)%	(2.61)%	(7.29)%	04/03/00
Investment Company DWS Bond	(18.34)%	(2.25)%	0.84%	04/03/00
Investment Company DWS International	(49.19)%	(1.66)%	(7.75)%	04/03/00
Investment Company Fidelity VIP Equity-Income	(43.68)%	(5.47)%	(2.42)%	04/03/00
Investment Company Fidelity VIP Contra	(43.54)%	(1.40)%	(2.69)%	04/03/00
Investment Company Fidelity VIP Asset Manager	(29.99)%	(2.39)%	(2.46)%	04/03/00
Investment Company Fidelity Mid Cap	(40.52)%	N/A	(4.52)%	07/01/05
Investment Company Vanguard Diversified Value	(37.35)%	N/A	(7.59)%	07/01/05
Investment Company Vanguard International	(45.95)%	N/A	(2.93)%	07/01/05
Investment Company Oppenheimer Main Street	(39.63)%	N/A	(8.38)%	07/01/05
Investment Company Calvert Social Balanced	(32.62)%	(4.41)%	(4.30)%	04/03/00
Investment Company American Century VP Capital Appreciation	(47.07)%	2.15%	(4.74)%	04/03/00

Cumulative Total Returns*
For the Periods Ended December 31, 2008

	One Year	Five Years	Life of Fund	Inception Date
Investment Company Equity Index	(38.26)%	(19.31)%	(41.38)%	04/03/00
Investment Company All America	(36.70)%	(20.52)%	(45.30)%	04/03/00
Investment Company Small Cap Value	(29.12)%	N/A	(17.84)%	07/01/05
Investment Company Small Cap Growth	(35.61)%	N/A	(21.97)%	07/01/05
Investment Company Mid Cap Value	(33.91)%	N/A	(21.26)%	07/01/05
Investment Company Mid-Cap Equty Index	(37.51)%	(10.16)%	(1.91)%	04/03/00
Investment Company International	(41.19)%	N/A	(43.17)%	11/05/07
Investment Company Composite	(23.97)%	(10.57)%	(22.36)%	04/03/00
Investment Company Conservative Allocation	(11.88)%	(0.45)%	3.65%	05/20/03
Investment Company Moderate Allocation	(21.36)%	(4.37)%	5.64%	05/20/03
Investment Company Aggressive Allocation	(29.55)%	(10.44)%	5.58%	05/20/03
Investment Company Money Market	0.42%	6.99%	11.20%	04/03/00
Investment Company Mid-Term Bond	(0.08)%	6.67%	27.56%	04/03/00
Investment Company Bond	(3.60)%	5.62%	28.43%	04/03/00
Investment Company DWS Capital Growth	(34.24)%	(12.39)%	(48.45)%	04/03/00
Investment Company DWS Bond	(18.34)%	(10.76)%	7.60%	04/03/00
Investment Company DWS International	(49.19)%	(8.03)%	(50.64)%	04/03/00
Investment Company Fidelity VIP Equity-Income	(43.68)%	(24.52)%	(19.30)%	04/03/00
Investment Company Fidelity VIP Contra	(43.54)%	(6.81)%	(21.23)%	04/03/00
Investment Company Fidelity VIP Asset Manager	(29.99)%	(11.39)%	(19.59)%	04/03/00
Investment Company Fidelity Mid Cap	(40.52)%	N/A	(14.97)%	07/01/05
Investment Company Vanguard Diversified Value	(37.35)%	N/A	(24.18)%	07/01/05
Investment Company Vanguard International	(45.95)%	N/A	(9.90)%	07/01/05
Investment Company Oppenheimer Main Street	(39.63)%	N/A	(26.43)%	07/01/05

Investment Company Calvert Social Balanced	(32.62)%	(20.19)%	(31.94)%	04/03/00
Investment Company American Century VP Capital Appreciation	(47.07)%	11.22%	(34.63)%	04/03/00

The current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2008 was -0.80%. This yield does not reflect the cost of insurance charges but does reflect the $2 monthly charge.

*  Returns reflect the deduction of actual charges in effect for the periods shown. The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as cost per $1,000 based on the average Account Value. For any Policyowner, the actual treatment of the monthly contract fee and its effect on total return will depend on the Policyowner's actual allocation of Account Value.

The Separate Account No. 3 Funds commenced operations on April 3, 2000, except that the Investment Company Allocation Funds commenced operations May 20, 2003, the Investment Company Small Cap Growth, Small Cap Value and Mid Cap Value Funds commenced operations July 1, 2005, the Fidelity Mid-Cap, Oppenheimer Main Street, and the Vanguard International and Diversified Value Funds were made available on July 1, 2005, and the Investment Company International Fund commenced operations November 5, 2007.

USE OF STANDARD & POOR'S INDICES

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Value to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® index or the S&P MidCap 400® index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500® index, the S&P MidCap 400® index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® index, the S&P MidCap 400® index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 3 as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2008, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2008, 2007 and 2006 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

When you allocate Account Value to the Separate Account Funds, the value of the Account Value in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2008 are included as follows:

Below are the consolidated financial statements of Mutual of America for the years ended December 31, 2008, 2007 and 2006:

You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 3:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 3 (comprised of the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 3 as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 30, 2009

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund—$29,293 All America Fund—$840,449 Equity Index Fund—$903,749) (Notes 1 and 2)	$28,972	$460,382	$578,706
Due From (To) Mutual of America General Account	(94)	(2,643)	(1,920)
Net Assets	$28,878	$457,739	$576,786
Unit Value at December 31, 2008	$2.59	$6.56	$2.23
Number of Units Outstanding at December 31, 2008	11,168	69,789	258,994

	Investment Company
	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Mid-Cap Equity Index Fund—$907,809 Mid Cap Value Fund—$956 Small Cap Growth Fund—$390,713 Small Cap Value Fund—$355,477) (Notes 1 and 2)	$628,746	$673	$249,939	$233,146
Due From (To) Mutual of America General Account	(163)	116	376	457
Net Assets	$628,583	$789	$250,315	$233,603
Unit Value at December 31, 2008	$1.33	$0.82	$0.81	$0.85
Number of Units Outstanding at December 31, 2008	470,998	967	309,614	274,484

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Investment Company
	Composite Fund	Bond Fund	Mid-Term Bond Fund	International Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Composite Fund—$230,601 Bond Fund—$54,373 Mid-Term Bond Fund—$40,401) International Fund—$6) (Notes 1 and 2)	$182,594	$49,509	$39,623	$6
Due From (To) Mutual of America General Account	840	261	16	—
Net Assets	$183,434	$49,770	$39,639	$6
Unit Value at December 31, 2008	$4.92	$4.43	$1.87	$0.58
Number of Units Outstanding at December 31, 2008	37,287	11,223	21,212	11

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$2,026 Moderate Allocation Fund—$26,238 Aggressive Allocation Fund—$22,925) (Notes 1 and 2)	$1,760	$20,471	$16,197
Due From (To) Mutual of America General Account	(51)	241	(555)
Net Assets	$1,709	$20,712	$15,642
Unit Value at December 31, 2008	$1.10	$1.12	$1.12
Number of Units Outstanding at December 31, 2008	1,559	18,544	14,007

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Assets:
Investments in DWS Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: DWS Bond VIP Fund—$19,210 DWS Capital Growth VIP Fund—$1,578,089 DWS International VIP Fund—$390,681 American Century VP Capital Appreciation Fund—$239,305) (Notes 1 and 2)	$15,481	$1,073,327	$212,350	$153,058
Due From (To) Mutual of America General Account	(364)	(2,328)	(1,223)	959
Net Assets	$15,117	$1,070,999	$211,127	$154,017
Unit Value at December 31, 2008	$15.22	$27.91	$13.58	$14.72
Number of Units Outstanding at December 31, 2008	993	38,372	15,542	10,461
	Calvert	Fidelity
	Social Balanced Fund	VIP Equity-Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Assets:
Investments in Calvert Social Balanced Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund—$74,339 Fidelity VIP Equity-Income Fund—$346,751 Fidelity VIP Contrafund—$1,009,655 Fidelity VIP Asset Manager Fund—$173,222) (Notes 1 and 2)	$48,001	$195,723	$601,423	$121,326
Due From (To) Mutual of America General Account	(1,095)	1,549	4,843	1,216
Net Assets	$46,906	$197,272	$606,266	$122,542
Unit Value at December 31, 2008	$2.57	$27.59	$29.06	$23.60
Number of Units Outstanding at December 31, 2008	18,215	7,149	20,866	5,193

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Assets:
Investments in Fidelity VIP Mid Cap Fund, Vanguard Portfolios and Oppenheimer Main Street Fund at market value (Cost: Fidelity VIP Mid Cap Fund—$17,979 Vanguard Diversified Value Fund—$10,803 Vanguard International Fund—$137,192 Oppenheimer Main Street Fund—$15,855) (Notes 1 and 2)	$10,651	$7,198	$79,404	$10,655
Due From (To) Mutual of America General Account	11,481	127	340	(3,855)
Net Assets	$22,132	$7,325	$79,744	$6,800
Unit Value at December 31, 2008	$26.94	$10.98	$13.80	$15.60
Number of Units Outstanding at December 31, 2008	821	667	5,780	436

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$806	$8,952	$12,948	$11,156	$15
Expenses (Note 3)	230	6,042	7,763	7,963	—
Net Investment Income (Loss)	576	2,910	5,185	3,193	15
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investment transactions	51	(85,410)	(42,492)	(6,779)	(80)
Realized gain distributions	3	17,329	2,555	18,905	—
Net realized gain (loss) on investments	54	(68,081)	(39,937)	12,126	(80)
Net unrealized appreciation (depreciation) of investments	(274)	(215,016)	(351,854)	(391,697)	(307)
Net Realized and Unrealized Gain (Loss) on Investments	(220)	(283,097)	(391,791)	(379,571)	(387)
Net Increase (Decrease) in Net Assets Resulting From Operations	$356	$(280,187)	$(386,606)	$(376,378)	$(372)
	Investment Company
	Small Cap Growth Fund	Small Cap Value Fund	Composite Fund	Bond Fund	Mid-Term Bond Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$3,349	$6,770	$2,633	$1,600
Expenses (Note 3)	2,909	2,589	2,045	475	356
Net Investment Income (Loss)	(2,909)	760	4,725	2,158	1,244
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investment transactions	(5,027)	(6,969)	(1,392)	(227)	137
Realized gain distributions	6,114	107	—	—	—
Net realized gain (loss) on investments	1,087	(6,862)	(1,392)	(227)	137
Net unrealized appreciation (depreciation) of investments	(132,522)	(90,431)	(59,937)	(3,206)	(1,092)
Net Realized and Unrealized Gain (Loss) on Investments	(131,435)	(97,293)	(61,329)	(3,433)	(955)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(134,344)	$(96,533)	$(56,604)	$(1,275)	$289

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	Investment Company
	International Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$68	$687	$439
Expenses (Note 3)	—	21	201	235
Net Investment Income (Loss)	—	47	486	204
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investment transactions	—	(12)	(137)	(1,998)
Realized gain distributions	—	12	147	132
Net realized gain (loss) on investments	—	—	10	(1,866)
Net unrealized appreciation (depreciation) of investments	—	(274)	(5,461)	(6,313)
Net Realized and Unrealized Gain (Loss) on Investments	—	(274)	(5,451)	(8,179)
Net Increase (Decrease) in Net Assets Resulting From Operations	$—	$(227)	$(4,965)	$(7,975)

	DWS			American Century	Calvert	Fidelity
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund	Social Balanced Fund	VIP Equity-Income Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$1,039	$—	$4,489	$—	$1,603	$7,251
Expenses (Note 3)	166	12,770	2,978	1,538	590	2,342
Net Investment Income (Loss)	873	(12,770)	1,511	(1,538)	1,013	4,909
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	13	(3,609)	(682)	(1,083)	(1,402)	(5,807)
Realized gain distributions	—	15,127	58,376	19,053	895	299
Net realized gain (loss) on investments	13	11,518	57,694	17,970	(507)	(5,508)
Net unrealized appreciation (depreciation) of investments	(4,167)	(536,110)	(258,926)	(152,663)	(24,021)	(152,785)
Net Realized and Unrealized Gain (Loss) on Investments	(4,154)	(524,592)	(201,232)	(134,693)	(24,528)	(158,293)
Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,281)	$(537,362)	$(199,721)	$(136,231)	$(23,515)	$(153,384)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	Fidelity			Vanguard		Oppenheimer
	VIP Contra Fund	VIP Asset Manager Fund	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$8,683	$4,202	$68	$307	$3,714	$198
Expenses (Note 3)	6,984	1,318	108	91	1,491	123
Net Investment Income (Loss)	1,699	2,884	(40)	216	2,223	75
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(13,038)	(1,102)	(73)	209	(35,185)	—
Realized gain distributions	24,770	16,935	2,204	646	13,038	860
Net realized gain (loss) on investments	11,732	15,833	2,131	855	(22,147)	860
Net unrealized appreciation (depreciation) of investments	(472,163)	(70,553)	(8,640)	(5,495)	(88,785)	(7,351)
Net Realized and Unrealized Gain (Loss) on Investments	(460,431)	(54,720)	(6,509)	(4,640)	(110,932)	(6,491)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(458,732)	$(51,836)	$(6,549)	$(4,424)	$(108,709)	$(6,416)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$576	$918	$2,910	$4,023	$5,185	$9,555
Net realized gain (loss) on investments	54	138	(68,081)	45,955	(39,937)	23,198
Net unrealized appreciation (depreciation) of investments	(274)	(30)	(215,016)	(20,827)	(351,854)	11,305
Net Increase (Decrease) in net assets resulting from operations	356	1,026	(280,187)	29,151	(386,606)	44,058
From Unit Transactions:
Contributions	5,964	7,188	204,790	216,903	89,643	101,661
Withdrawals	(1,621)	(410)	(24,401)	(13,741)	(24,639)	(30,430)
Net transfers	(2,048)	(3,065)	(212,828)	(302,845)	(134,001)	(96,362)
Contract fees	(324)	(439)	(2,827)	(3,308)	(2,776)	(2,938)
Net Increase (Decrease) from unit transactions	1,971	3,274	(35,266)	(102,991)	(71,773)	(28,069)
Net Increase (Decrease) in Net Assets	2,327	4,300	(315,453)	(73,840)	(458,379)	15,989
Net Assets:
Beginning of Year	26,551	22,251	773,192	847,032	1,035,165	1,019,176
End of Year	$28,878	$26,551	$457,739	$773,192	$576,786	$1,035,165
	Investment Company
	Mid-Cap Equity Index Fund		Mid-Cap Value Fund		Small Cap Growth Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,193	$6,262	$15	$27	$(2,909)	$(2,989)
Net realized gain (loss) on investments	12,126	107,954	(80)	69	1,087	53,263
Net unrealized appreciation (depreciation) of investments	(391,697)	(47,998)	(307)	(73)	(132,522)	(35,564)
Net Increase (Decrease) in net assets resulting from operations	(376,378)	66,218	(372)	23	(134,344)	14,710
From Unit Transactions:
Contributions	64,975	67,846	370	334	27,629	29,107
Withdrawals	—	—	(130)	—	(10,657)	(17,807)
Net transfers	(84,546)	(84,293)	(1,242)	(74)	(22,553)	(14,382)
Contract fees	(392)	(430)	(1)	(1)	(24)	(27)
Net Increase (Decrease) from unit transactions	(19,963)	(16,877)	(1,003)	259	(5,605)	(3,109)
Net Increase (Decrease) in Net Assets	(396,341)	49,341	(1,375)	282	(139,949)	11,601
Net Assets:
Beginning of Year	1,024,924	975,583	2,164	1,882	390,264	378,663
End of Year	$628,583	$1,024,924	$789	$2,164	$250,315	$390,264

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Small Cap Value Fund		Composite Fund		Bond Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$760	$315	$4,725	$4,689	$2,158	$2,222
Net realized gain (loss) on investments	(6,862)	34,421	(1,392)	3,282	(227)	(169)
Net unrealized appreciation (depreciation) of investments	(90,431)	(51,654)	(59,937)	6,095	(3,206)	618
Net Increase (Decrease) in net assets resulting from operations	(96,533)	(16,918)	(56,604)	14,066	(1,275)	2,671
Increase in net assets from distributions of return of capital	2,455	—	—	—	—	—
From Unit Transactions:
Contributions	28,303	29,885	65,369	67,925	10,100	11,741
Withdrawals	(8,755)	(16,348)	(2,307)	(2,935)	(4,597)	(1,132)
Net transfers	(28,540)	(24,557)	(66,057)	(77,584)	(10,188)	(11,845)
Contract fees	(904)	(1,095)	(1,825)	(1,962)	(523)	(718)
Net Increase (Decrease) from unit transactions	(9,896)	(12,115)	(4,820)	(14,556)	(5,208)	(1,954)
Net Increase (Decrease) In Net Assets	(103,974)	(29,033)	(61,424)	(490)	(6,483)	717
Net Assets:
Beginning of Year	337,577	366,610	244,858	245,348	56,253	55,536
End of Year	$233,603	$337,577	$183,434	$244,858	$49,770	$56,253
	Investment Company
	Mid-Term Bond Fund		International Fund		Conservative Allocation Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,244	$1,055	$—	$—	$47	$73
Net realized gain (loss) on investments	137	(3)	—	—	—	28
Net unrealized appreciation (depreciation) of investments	(1,092)	1,049	—	—	(274)	25
Net Increase (Decrease) in net assets resulting from operations	289	2,101	—	—	(227)	126
From Unit Transactions:
Contributions	6,082	6,489	6	—	277	981
Withdrawals	—	—	—	—	(92)	—
Net transfers	(1,810)	(7,097)	—	—	(685)	(785)
Contract fees	(362)	(415)	—	—	(17)	(16)
Net Increase (Decrease) from unit transactions	3,910	(1,023)	6	—	(517)	180
Net Increase (Decrease) in Net Assets	4,199	1,078	6	—	(744)	306
Net Assets:
Beginning of Year	35,440	34,362	—	—	2,453	2,147
End of Year	$39,639	$35,440	$6	$—	$1,709	$2,453

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company				DWS
	Moderate Allocation Fund		Aggressive Allocation Fund		Bond VIP Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$486	$532	$204	$505	$873	$952
Net realized gain (loss) on investments	10	718	(1,866)	1,973	13	(33)
Net unrealized appreciation (depreciation) of investments	(5,461)	(433)	(6,313)	(1,380)	(4,167)	(215)
Net Increase (Decrease) in net assets resulting from operations	(4,965)	817	(7,975)	1,098	(3,281)	704
From Unit Transactions:
Contributions	5,646	3,347	4,278	5,436	3,839	3,297
Withdrawals	(306)	(760)	(5,938)	(2,055)	(830)	(604)
Net transfers	(1,777)	4,298	(3,349)	796	(5,799)	(3,760)
Contract fees	(81)	(61)	(65)	(82)	(356)	(399)
Net Increase (Decrease) from unit transactions	3,482	6,824	(5,074)	4,095	(3,146)	(1,466)
Net Increase (Decrease) in Net Assets	(1,483)	7,641	(13,049)	5,193	(6,427)	(762)
Net Assets:
Beginning of Year	22,195	14,554	28,691	23,498	21,544	22,306
End of Year	$20,712	$22,195	$15,642	$28,691	$15,117	$21,544
	DWS				American Century
	Capital Growth VIP Fund		International VIP Fund		VP Capital Appreciation Fund
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(12,770)	$(3,687)	$1,511	$5,783	$(1,538)	$(1,413)
Net realized gain (loss) on investments	11,518	(667)	57,694	5,019	17,970	244
Net unrealized appreciation (depreciation) of investments	(536,110)	169,117	(258,926)	37,884	(152,663)	79,341
Net Increase (Decrease) in net assets resulting from operations	(537,362)	164,763	(199,721)	48,686	(136,231)	78,172
From Unit Transactions:
Contributions	98,866	103,768	18,866	22,951	21,280	19,480
Withdrawals	(47,462)	(18,345)	(1,798)	(4,144)	(1,542)	(3,494)
Net transfers	(39,909)	(37,367)	(8,896)	(22,023)	(13,295)	46,592
Contract fees	(597)	(757)	(134)	(156)	(519)	(426)
Net Increase (Decrease) from unit transactions	10,898	47,299	8,038	(3,372)	5,924	62,152
Net Increase (Decrease) in Net Assets	(526,464)	212,062	(191,683)	45,314	(130,307)	140,324
Net Assets:
Beginning of Year	1,597,463	1,385,401	402,810	357,496	284,324	144,000
End of Year	$1,070,999	$1,597,463	$211,127	$402,810	$154,017	$284,324

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Calvert		Fidelity
	Social Balanced Fund		VIP Equity-Income Fund		VIP Contra Fund		VIP Asset Manager Fund
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,013	$1,184	$4,909	$3,776	$1,699	$1,721	$2,884	$9,782
Net realized gain (loss) on investments	(507)	4,607	(5,508)	36,553	11,732	268,092	15,833	7,620
Net unrealized appreciation (depreciation) of investment	(24,021)	(4,288)	(152,785)	(36,190)	(472,163)	(117,544)	(70,553)	7,465
Net Increase (Decrease) in net assets resulting from operations	(23,515)	1,503	(153,384)	4,139	(458,732)	152,269	(51,836)	24,867
From Unit Transactions:
Contributions	8,708	10,054	40,935	47,455	70,815	76,185	17,334	18,197
Withdrawals	(2,260)	(1,512)	(10,687)	(10,774)	(8,663)	(33,670)	(3,614)	(4,868)
Net transfers	(11,123)	(10,178)	(41,454)	(60,520)	(67,424)	(32,810)	(30,783)	(32,065)
Contract Fees	(560)	(640)	(2,740)	(3,169)	(1,362)	(1,442)	(1,135)	(1,375)
Net Increase (Decrease) from unit transactions	(5,235)	(2,276)	(13,946)	(27,008)	(6,634)	8,263	(18,198)	(20,111)
Net Increase (Decrease) in Net Assets	(28,750)	(773)	(167,330)	(22,869)	(465,366)	160,532	(70,034)	4,756
Net Assets:
Beginning of Year	75,656	76,429	364,602	387,471	1,071,632	911,100	192,576	187,820
End of Year	$46,906	$75,656	$197,272	$364,602	$606,266	$1,071,632	$122,542	$192,576

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity		Vanguard				Oppenheimer
	VIP Mid Cap Fund		Diversified Value Fund		International Fund		Main Street Fund
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(40)	$9	$216	$60	$2,223	$400	$75	$1
Net realized gain (loss) on investments	2,131	705	855	334	(22,147)	8,258	860	—
Net unrealized appreciation (depreciation) of investments	(8,640)	876	(5,495)	(205)	(88,785)	16,721	(7,351)	370
Net Increase (Decrease) in net assets resulting from operations	(6,549)	1,590	(4,424)	189	(108,709)	25,379	(6,416)	371
From Unit Transactions:
Contributions	5,284	5,244	2,208	2,268	83,828	78,212	1,234	1,334
Withdrawals	—	(19)	(124)	—	(52)	—	—	—
Net Transfers	(14,748)	7,421	(7,338)	5,420	(110,972)	(9,163)	2,033	938
Contract Fees	(56)	(75)	(3)	(8)	(96)	(84)	—	—
Net Increase (Decrease) from unit transactions	(9,520)	12,571	(5,257)	7,680	(27,292)	68,965	3,267	2,272
Net Increase (Decrease) in Net Assets	(16,069)	14,161	(9,681)	7,869	(136,001)	94,344	(3,149)	2,643
Net Assets:
Beginning of Year	38,201	24,040	17,006	9,137	215,745	121,401	9,949	7,306
End of Year	$22,132	$38,201	$7,325	$17,006	$79,744	$215,745	$6,800	$9,949

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 3 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. Separate Account No. 3 consists of 26 distinct funds. Each invests in shares of one of 14 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 3 as investment alternatives on May 20, 2003. The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 3 as investment alternatives on July 1, 2005. The Investment Company International Fund became available to Separate Account No. 3 as an investment alternative on November 5, 2007.

Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with U.S. generally accepted accounting principles;

Fair Value — Effective January 1, 2008, the Separate Account No. 3 adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a single definition of fair value, institutes a framework for measuring fair value and expands disclosures about fair value measurements. Fair value is an estimate of the price the Separate Account would receive upon selling a security in an orderly arms-length transaction. SFAS 157 establishes a three-level valuation hierarchy for measurement and

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2008, management determined that the fair value inputs for all of Separate Account No.3 investments, which consist solely of investments in mutual funds registered with the Securities and Exchange Commission, were considered Level 1. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value Separate Account No. 3's net assets as of December 31, 2008, by SFAS 157 valuation hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Market Value:
Investment Company Funds:
Money Market Fund	$28,972	—	—	$28,972
All America Fund	$460,382	—	—	$460,382
Equity Index Fund	$578,706	—	—	$578,706
Mid-Cap Equity Index Fund	$628,746	—	—	$628,746
Mid Cap Value Fund	$673	—	—	$673
Small Cap Growth Fund	$249,939	—	—	$249,939
Small Cap Value Fund	$233,146	—	—	$233,146
Composite Fund	$182,594	—	—	$182,594
Bond Fund	$49,509	—	—	$49,509
Mid-Term Bond Fund	$39,623	—	—	$39,623
International Fund	$6	—	—	$6
Conservative Allocation Fund	$1,760	—	—	$1,760
Moderate Allocation Fund	$20,471	—	—	$20,471
Aggressive Allocation Fund	$16,197	—	—	$16,197
DWS Portfolios:
Bond Fund — Class "A"	$15,481	—	—	$15,481
Capital Growth Fund — Class "A"	$1,073,327	—	—	$1,073,327
International Fund — Class "A"	$212,350	—	—	$212,350
American Century VP Capital Appreciation Fund	$153,058	—	—	$153,058
Calvert Social Balanced Fund	$48,001	—	—	$48,001

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Fidelity Portfolios:
Equity-Income — "Initial" Class	$195,723	—	—	$195,723
Contrafund — "Initial" Class	$601,423	—	—	$601,423
Asset Manager Fund — "Initial" Class	$121,326	—	—	$121,326
Mid Cap — "Initial" Class	$10,651	—	—	$10,651
Vanguard Portfolios:
Diversified	$7,198	—	—	$7,198
International	$79,404	—	—	$79,404
Oppenheimer Main Street Fund/VA	$10,655	—	—	$10,655

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer and are valued at the reported net asset values of the respective funds and portfolios. Such investments are referred to as "Underlying Funds" of Separate Account No. 3.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 3 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 3 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and is not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. Investments

The number of shares owned by Separate Account No. 3 (rounded to the nearest share) and the respective net asset values (rounded to the nearest cent) per share at December 31, 2008 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund	23,979	$1.21
All America Fund	398,742	1.15
Equity Index Fund	391,076	1.48
Mid-Cap Equity Index Fund	679,639	0.93

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments (Continued)

	Number of Shares	Net Asset Value
Mid Cap Value Fund	851	$0.79
Small Cap Growth Fund	357,205	0.70
Small Cap Value Fund	311,931	0.75
Composite Fund	151,578	1.20
Bond Fund	42,045	1.18
Mid-Term Bond Fund	42,229	0.94
International Fund	11	0.55
Conservative Allocation Fund	1,983	0.89
Moderate Allocation Fund	23,338	0.88
Aggressive Allocation Fund	18,823	0.86
DWS Portfolios:
Bond Fund — Class "A"	2,816	5.50
Capital Growth Fund — Class "A"	79,215	13.55
International Fund — Class "A"	32,572	6.52
American Century VP Capital Appreciation Fund	19,279	7.94
Calvert Social Balanced Portfolio	38,464	1.25
Fidelity Portfolios:
Equity-Income — "Initial" Class	14,852	13.18
Contrafund — "Initial" Class	39,081	15.39
Asset Manager Fund — "Initial" Class	11,769	10.31
Mid Cap — "Initial" Class	578	18.43
Vanguard Portfolios:
Diversified	752	9.57
International	6,729	11.81
Oppenheimer Main Street Fund/VA	732	14.56

3. Expenses

Administrative Fees and Expenses and Cost of Insurance — In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for American Century for which the rate charged is .15% and each Fidelity fund, for which the rate is .30% due to reimbursements received from affiliates of American Century and Fidelity) from the value of the net assets of each Fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may be deducted from a policyowner's account and are reflected as unit transactions in the accompanying financial statements. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner's account and reflected as net transfers in the accompanying financial statements.

Mortality and Expense Risk Fees — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts daily a mortality risk charge at an annual rate of .35%, from the value of the net assets of each

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses (Continued)

Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Fund's expenses were reduced at an annual rate of 0.20%.

4. Fund Reorganizations

On July 24, 2006, Separate Account No. 3 shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all participants having allocations in the Aggressive Equity Fund on the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $683,614. The participants received 293,452 units of the Small Cap Value Fund with a value of $341,807 and 314,525 units of the Small Cap Growth Fund with a value of $341,807. The proportion of Small Cap Value and Small Cap Growth Fund units received corresponded to the Aggressive Equity Fund's respective proportionate ownership of the net assets of the small cap value and small cap growth segments of the Investment Company Aggressive Equity Fund on the close of trading on August 31, 2006. The net assets of the Separate Account No. 3 Small Cap Value Fund were $3,590 immediately prior to the reorganization and $345,397 immediately after the reorganization. The net assets of the Separate Account No. 3 Small Cap Growth Fund were $4,809 immediately prior to the reorganization and $346,616 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 3 Aggressive Equity Fund ceased to exist and is no longer available as an investment alternative.

Also on July 24, 2006, Separate Account No. 3 shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, on September 1, 2006, all participants having allocations in the Short-Term Bond Fund on the close of trading on August 31, 2006, received units of the Mid-Term Bond Fund equal in value to the units they owned in the Short-Term Bond Fund. The participants received 3,888 units of the Mid-Term Bond Fund with a value of $6,145, which corresponded to the net assets of the Short-Term Bond immediately prior to the merger. The net assets of the Mid-Term Bond Fund were $29,454 immediately prior to the reorganization and $35,599 immediately after the reorganization. As of September 1, 2006, the Short-Term Bond Fund ceased to exist and is no longer available as an investment alternative.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.55	$2.45	$2.36	$2.31	$2.30
Unit value, end of year	$2.59	$2.55	$2.45	$2.36	$2.31
Units outstanding, beginning of year	10,414	9,084	7,789	7,136	6,477
Units Issued	6,792	4,508	3,518	2,868	3,523
Units Redeemed	(6,038)	(3,178)	(2,223)	(2,215)	(2,864)
Units Outstanding, end of year	11,168	10,414	9,084	7,789	7,136
Net Assets	$28,878	$26,551	$22,251	$18,352	$16,477
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	3.20%	4.49%	3.98%	2.17%	1.13%
Total Return (C)	1.42%	4.09%	3.95%	2.05%	0.40%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$10.26	$9.93	$8.66	$8.42	$7.85
Unit value, end of year	$6.56	$10.26	$9.93	$8.66	$8.42
Units outstanding, beginning of year	73,358	85,304	88,922	91,071	97,811
Units Issued	23,438	22,353	23,366	26,015	22,877
Units Redeemed	(29,007)	(32,299)	(26,984)	(28,164)	(29,617)
Units Outstanding, end of year	69,789	75,358	85,304	88,922	91,071
Net Assets	$457,739	$773,192	$847,032	$769,727	$766,952
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.35%	1.38%	1.46%	0.35%	1.21%
Total Return (C)	-36.06%	3.33%	14.71%	2.79%	7.27%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$3.57	$3.42	$2.99	$2.88	$2.62
Unit value, end of year	$2.23	$3.57	$3.42	$2.99	$2.88
Units outstanding, beginning of year	289,895	297,591	294,358	291,616	288,018
Units Issued	31,166	29,911	31,632	67,376	44,739
Units Redeemed	(62,067)	(37,607)	(28,399)	(64,634)	(41,141)
Units Outstanding, end of year	258,994	289,895	297,591	294,358	291,616
Net Assets	$576,786	$1,035,165	$1,019,176	$879,984	$839,334
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.51%	1.81%	1.89%	1.61%	1.89%
Total Return (C)	-37.64%	4.27%	14.56%	3.87%	9.69%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.11	$1.98	$1.82	$1.63	$1.41
Unit value, end of year	$1.33	$2.11	$1.98	$1.82	$1.63
Units outstanding, beginning of year	484,699	492,595	485,166	455,043	393,107
Units Issued	40,486	38,908	44,840	63,110	82,169
Units Redeemed	(54,187)	(46,804)	(37,411)	(32,987)	(20,233)
Units Outstanding, end of year	470,998	484,699	492,595	485,166	455,043
Net Assets	$628,583	$1,024,924	$975,583	$880,594	$740,840
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.25%	1.49%	1.54%	1.36%	1.08%
Total Return (C)	-36.89%	6.77%	9.12%	11.48%	15.23%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.22	$1.22	$1.06	$1.00
Unit value, end of year/period	$0.82	$1.22	$1.22	$1.06
Units outstanding, beginning of year/period	1,770	1,539	94	—
Units Issued	350	613	1,473	177
Units Redeemed	(1,153)	(382)	(28)	(83)
Units Outstanding, end of year/period	967	1,770	1,539	94
Net Assets	$789	$2,164	$1,882	$100
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.96%	1.33%	2.39%	—
Total Return (C)	-33.24%	-0.03%	14.89%	6.43%

	Investment Company International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007(2)
Unit value, beginning of year/period	$0.97	$1.00
Unit value, end of year/period	$0.58	$0.97
Units outstanding, beginning of year/period	—	—
Units Issued	11	—
Units Redeemed	—	—
Units Outstanding, end of year/period	11	—
Net Assets	$6	$—
Expense Ratio (A)	0.90%	0.90%
Investment Income Ratio (B)	—	—
Total Return (C)	-40.60%	-3.00%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006		2005(1)
Unit value, beginning of year/period	$1.24	$1.20	$1.05		$1.00
Unit value, end of year/period	$0.81	$1.24	$1.20		$1.05
Units outstanding, beginning of year/period	313,913	315,956	658		—
Units Issued	27,205	24,374	332,653	(D)	697
Units Redeemed	(31,504)	(26,417)	(17,355)		(39)
Units Outstanding, end of year/period	309,614	313,913	315,956		658
Net Assets	$250,315	$390,264	$378,663		$691
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%
Investment Income Ratio (B)	—	—	—		—
Total Return (C)	-34.96%	3.73%	14.11%		5.03%
	Investment Company Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006		2005(1)
Unit value, beginning of year/period	$1.19	$1.25	$1.07		$1.00
Unit value, end of year/period	$0.85	$1.19	$1.25		$1.07
Units outstanding, beginning of year/period	283,939	293,414	124		—
Units Issued	28,130	24,378	310,023	(E)	312
Units Redeemed	(37,585)	(33,853)	(16,733)		(188)
Units Outstanding, end of year/period	274,484	283,939	293,414		124
Net Assets	$233,603	$337,577	$366,610		$133
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%
Investment Income Ratio (B)	1.14%	0.98%	1.90%		—
Total Return (C)	-28.41%	-4.85%	16.63%		7.13%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 314,525 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

(E)  Includes 293,452 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Investment Company Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$4.55	$4.34	$4.18	$4.14	$3.99
Unit value, end of year	$4.43	$4.55	$4.34	$4.18	$4.14
Units outstanding, beginning of year	12,351	12,796	12,416	12,401	13,580
Units Issued	2,261	2,863	4,033	8,421	4,495
Units Redeemed	(3,389)	(3,308)	(3,653)	(8,406)	(5,674)
Units Outstanding, end of year	11,223	12,351	12,796	12,416	12,401
Net Assets	$49,770	$56,253	$55,536	$51,887	$51,365
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	5.02%	4.91%	4.60%	4.35%	4.32%
Total Return (C)	-2.63%	4.94%	3.85%	0.89%	3.68%
Investment Company Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.85	$1.74	$1.69	$1.69	$1.67
Unit value, end of year	$1.87	$1.85	$1.74	$1.69	$1.69
Units outstanding, beginning of year	19,140	19,718	17,297	20,227	22,265
Units Issued	6,381	4,297	7,768	(D)	13,770	5,420
Units Redeemed	(4,309)	(4,875)	(5,347)	(16,700)	(7,458)
Units Outstanding, end of year	21,212	19,140	19,718	17,297	20,227
Net Assets	$39,639	$35,440	$34,362	$29,185	$34,168
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.09%	3.97%	3.35%	3.01%	3.42%
Total Return (C)	0.92%	6.25%	3.28%	-0.11%	1.36%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 3,888 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$6.41	$6.06	$5.52	$5.51	$5.23
Unit value, end of year	$4.92	$6.41	$6.06	$5.52	$5.51
Units outstanding, beginning of year	38,221	40,490	40,299	39,725	39,610
Units Issued	10,965	11,334	21,775	17,197	12,291
Units Redeemed	(11,899)	(13,603)	(21,584)	(16,623)	(12,176)
Units Outstanding, end of year	37,287	38,221	40,490	40,299	39,725
Net Assets	$183,434	$244,858	$245,348	$222,384	$219,061
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.98%	2.80%	2.55%	2.49%	2.49%
Total Return (C)	-23.21%	5.73%	9.81%	0.07%	5.40%
	Investment Company Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.23	$1.17	$1.10	$1.09	$1.05
Unit value, end of year	$1.10	$1.23	$1.17	$1.10	$1.09
Units outstanding, beginning of year	1,992	1,839	1,937	379	518
Units Issued	198	265	215	1,592	804
Units Redeemed	(631)	(112)	(313)	(34)	(943)
Units Outstanding, end of year	1,559	1,992	1,839	1,937	379
Net Assets	$1,709	$2,453	$2.147	$2,134	$412
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.05%	4.00%	3.33%	5.80%	2.60%
Total Return (C)	-11.00%	5.47%	6.00%	1.38%	3.75%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the Underlying Fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.41	$1.33	$1.23	$1.19	$1.11
Unit value, end of year	$1.12	$1.41	$1.33	$1.23	$1.19
Units outstanding, beginning of year	15,784	10,909	6,450	5,543	256
Units Issued	4,410	6,095	4,832	1,092	5,417
Units Redeemed	(1,650)	(1,220)	(373)	(185)	(130)
Units Outstanding, end of year	18,544	15,784	10,909	6,450	5,543
Net Assets	$20,712	$22,195	$14,554	$7,952	$6,608
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.07%	3.87%	3.47%	2.76%	11.49%
Total Return (C)	-20.57%	5.40%	8.22%	3.41%	7.30%
	Investment Company Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.57	$1.50	$1.35	$1.29	$1.19
Unit value, end of year	$1.12	$1.57	$1.50	$1.35	$1.29
Units outstanding, beginning of year	18,280	15,655	11,511	7,306	7,889
Units Issued	3,112	6,838	5,598	5,581	5,134
Units Redeemed	(7,385)	(4,213)	(1,454)	(1,376)	(5,717)
Units Outstanding, end of year	14,007	18,280	15,655	11,511	7,306
Net Assets	$15,642	$28,691	$23,498	$15,584	$9,435
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.76%	2.75%	2.73%	2.29%	2.33%
Total Return (C)	-28.84%	4.57%	10.87%	4.83%	8.89%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$18.45	$17.87	$17.22	$16.94	$16.22
Unit value, end of year	$15.22	$18.45	$17.87	$17.22	$16.94
Units outstanding, beginning of year	1,168	1,248	1,341	1,305	1,206
Units Issued	223	294	270	356	393
Units Redeemed	(398)	(374)	(363)	(320)	(294)
Units Outstanding, end of year	993	1,168	1,248	1,341	1,305
Net Assets	$15,117	$21,544	$22,306	$23,101	$22,107
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	5.69%	5.07%	3.94%	3.31%	3.90%
Total Return (C)	-17.52%	3.23%	3.77%	1.68%	4.43%
	DWS Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$42.02	$37.66	$35.02	$32.43	$30.30
Unit value, end of year	$27.91	$42.02	$37.66	$35.02	$32.43
Units outstanding, beginning of year	38,014	36,783	35,277	33,535	31,737
Units Issued	2,706	2,785	3,053	4,395	4,133
Units Redeemed	(2,348)	(1,554)	(1,547)	(2,653)	(2,333)
Units Outstanding, end of year	38,372	38,014	36,783	35,277	33,537
Net Assets	$1,070,999	$1,597,463	$1,385,401	$1,235,337	$1,087,646
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	—	0.60%	0.56%	0.97%	0.54%
Total Return (C)	-33.58%	11.57%	7.56%	7.98%	7.02%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$26.47	$23.31	$18.68	$16.23	$14.05
Unit value, end of year	$13.58	$26.47	$23.31	$18.68	$16.23
Units outstanding, beginning of year	15,219	15,338	14,243	14,488	15,148
Units Issued	950	1,273	1,633	2,487	2,564
Units Redeemed	(627)	(1,392)	(538)	(2,732)	(3,224)
Units Outstanding, end of year	15,542	15,219	15,338	14,243	14,488
Net Assets	$211,127	$402,810	$357,496	$266,044	$235,073
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.37%	2.39%	1.82%	1.61%	1.38%
Total Return (C)	-48.68%	13.55%	24.78%	15.13%	15.48%
	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$27.54	$19.01	$16.32	$13.46	$12.59
Unit value, end of year	$14.72	$27.54	$19.01	$16.32	$13.46
Units outstanding, beginning of year	10,325	7,575	7,287	9,770	10,061
Units Issued	1,748	3,401	1,211	1,264	982
Units Redeemed	(1,612)	(651)	(923)	(3,747)	(1,273)
Units Outstanding, end of year	10,461	10,325	7,575	7,287	9,770
Net Assets	$154,017	$284,324	$144,000	$118,956	$131,513
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	-46.53%	44.85%	16.46%	21.27%	6.88%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$3.78	$3.71	$3.45	$3.29	$3.07
Unit value, end of year	$2.57	$3.78	$3.71	$3.45	$3.29
Units outstanding, beginning of year	20,000	20,574	20,840	20,720	20,898
Units Issued	3,088	2,836	3,270	3,581	4,688
Units Redeemed	(4,873)	(3,410)	(3,536)	(3,461)	(4,866)
Units Outstanding, end of year	18,215	20,000	20,574	20,840	20,720
Net Assets	$46,906	$75,656	$76,429	$71,819	$68,202
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.52%	2.38%	2.36%	1.86%	1.67%
Total Return (C)	-31.94%	1.83%	7.79%	4.70%	7.28%
	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$48.50	$48.16	$40.39	$38.46	$34.76
Unit value, end of year	$27.59	$48.50	$48.16	$40.39	$38.46
Units outstanding, beginning of year	7,517	8,046	7,702	8,225	8,280
Units Issued	1,085	1,046	1,663	1,886	1,852
Units Redeemed	(1,453)	(1,575)	(1,319)	(2,409)	(1,907)
Units Outstanding, end of year	7,149	7,517	8,046	7,702	8,225
Net Assets	$197,272	$364,602	$387,471	$311,086	$316,295
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.46%	1.77%	3.40%	1.62%	1.53%
Total Return (C)	-43.11%	0.72%	19.24%	5.02%	10.64%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$50.95	$43.68	$39.41	$33.97	$29.66
Unit value, end of year	$29.06	$50.95	$43.68	$39.41	$33.97
Units outstanding, beginning of year	21,032	20,859	21,824	21,936	22,948
Units Issued	2,120	1,753	3,820	5,771	4,146
Units Redeemed	(2,286)	(1,580)	(4,785)	(5,883)	(5,158)
Units Outstanding, end of year	20,866	21,032	20,859	21,824	21,936
Net Assets	$606,266	$1,071,632	$911,100	$860,159	$745,266
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.99%	0.97%	1.23%	0.28%	0.33%
Total Return (C)	-42.97%	16.65%	10.83%	16.01%	14.55%
	Fidelity VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005	2004
Unit value, beginning of year	$33.38	$29.13	$27.37	$26.51	$25.34
Unit value, end of year	$23.60	$33.38	$29.13	$27.37	$26.51
Units outstanding, beginning of year	5,769	6,447	6,474	6,836	7,288
Units Issued	624	881	1,043	811	925
Units Redeemed	(1,200)	(1,559)	(1,070)	(1,173)	(1,377)
Units Outstanding, end of year	5,193	5,769	6,447	6,474	6,836
Net Assets	$122,542	$192,576	$187,820	$177,163	$181,251
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.53%	5.94%	2.68%	2.71%	2.73%
Total Return (C)	-29.29%	14.58%	6.46%	3.21%	4.63%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$44.84	$39.10	$34.97	$30.58
Unit value, end of period/year	$26.94	$44.84	$39.10	$34.97
Units outstanding, beginning of period/year	852	615	337	—
Units Issued	185	285	734	353
Units Redeemed	(216)	(48)	(456)	(16)
Units Outstanding, end of period/year	821	852	615	337
Net Assets	$22,132	$38,201	$24,040	$11,797
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.23%	0.85%	0.18%	—
Total Return (C)	-39.93%	14.70%	11.80%	14.35%
	Vanguard Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$17.36	$16.85	$14.31	$13.98
Unit value, end of period/year	$10.98	$17.36	$16.85	$14.31
Units outstanding, beginning of period/year	980	542	159	—
Units Issued	154	455	402	227
Units Redeemed	(467)	(17)	(19)	(68)
Units Outstanding, end of period/year	667	980	542	159
Net Assets	$7,325	$17,006	$9,137	$2,273
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.02%	1.28%	1.19%	—
Total Return (C)	-36.72%	3.00%	17.81%	2.33%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Vanguard International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$25.27	$21.72	$17.29	$14.78
Unit value, end of period/year	$13.80	$25.27	$21.72	$17.29
Units outstanding, beginning of period/year	8,537	5,589	1,262	—
Units Issued	3,795	4,287	4,369	1,288
Units Redeemed	(6,552)	(1,339)	(42)	(26)
Units Outstanding, end of period/year	5,780	8,537	5,589	1,262
Net Assets	$79,744	$215,745	$121,401	$21,821
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.23%	1.10%	0.70%	—
Total Return (C)	-45.41%	16.35%	25.61%	16.99%
	Oppenheimer Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$25.59	$24.73	$21.69	$20.46
Unit value, end of period/year	$15.60	$25.59	$24.73	$21.69
Units outstanding, beginning of period/year	389	295	253	—
Units Issued	60	101	65	259
Units Redeemed	(13)	(7)	(23)	(6)
Units Outstanding, end of period/year	436	389	295	253
Net Assets	$6,800	$9,949	$7,306	$5,485
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.25%	0.90%	1.08%	—
Total Return (C)	-39.02%	3.48%	13.99%	6.02%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the Underlying Fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2008, 2007 and 2006

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three year period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, or the results of their operations or their cash flows for each of the years in the three year period ended December 31, 2008.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
March 19, 2009

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2008 and 2007

	2008	2007
ASSETS
General account assets
Bonds and notes	$6,010,073,048	$5,514,712,662
Common stocks	53,255,112	325,383,364
Preferred stocks	7,163,291	7,163,291
Cash and short-term investments	89,874,695	66,065,250
Guaranteed funds transferable	46,676,405	51,774,996
Mortgage loans	2,676,742	3,075,715
Real estate	267,563,699	275,379,579
Policy loans	92,496,028	102,131,750
Investment income accrued	76,513,942	64,443,572
Deferred federal income taxes	24,639,542	13,698,384
Other assets	19,142,301	17,466,112
Total general account assets	6,690,074,805	6,441,294,675
Separate account assets	4,284,289,479	6,579,989,606
TOTAL ASSETS	$10,974,364,284	$13,021,284,281
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,704,795,487	$5,331,500,245
Other contract holders liabilities and reserves	12,556,126	8,409,051
Interest maintenance reserve	79,058,951	82,413,954
Other liabilities	80,278,410	102,944,018
Total general account liabilities before asset valuation reserve	5,876,688,974	5,525,267,268
Separate account reserves and other liabilities	4,284,289,479	6,579,989,606
Total liabilities before asset valuation reserve	10,160,978,453	12,105,256,874
Asset valuation reserve	29,445,664	84,517,716
Total liabilities	10,190,424,117	12,189,774,590
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	782,790,167	830,359,691
Total surplus	783,940,167	831,509,691
TOTAL LIABILITIES AND SURPLUS	$10,974,364,284	$13,021,284,281

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2008 and 2007

	2008	2007	2006
INCOME
Premium and annuity considerations	$1,356,003,969	$1,388,429,818	$1,267,341,384
Life and disability insurance premiums	15,313,823	16,939,229	17,442,717
Total considerations and premiums	1,371,317,792	1,405,369,047	1,284,784,101
Separate account investment and administrative fees	44,110,224	50,479,843	45,150,817
Net investment income	353,796,813	350,264,388	367,625,786
Other, net	3,657,060	4,121,750	4,298,318
Total income	1,772,881,889	1,810,235,028	1,701,859,022
DEDUCTIONS
Change in insurance and annuity reserves	178,985,305	184,126,912	95,459,771
Annuity and surrender benefits	1,379,821,522	1,431,164,803	1,391,263,161
Death and disability benefits	13,170,245	12,811,980	12,069,162
Operating expenses	198,164,029	196,653,808	188,642,245
Total deductions	1,770,141,101	1,824,757,503	1,687,434,339
Net gain (loss) before dividends	2,740,788	(14,522,475)	14,424,683
Dividends to contractholders and policyholders	(1,111,226)	(1,310,925)	(202,507)
Net gain (loss) from operations	1,629,562	(15,833,400)	14,222,176
Federal income tax benefit (expense)	175,307	1,298,641	(284,673)
Net realized capital (losses) gains	(55,287,210)	22,069,673	3,221,587
Net (loss) income	(53,482,341)	7,534,914	17,159,090
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	55,072,052	10,061,979	(18,823,645)
Unrealized capital (losses) gains, net	(23,085,737)	(14,768,472)	29,230,913
Non-admitted assets and other, net	(17,443,820)	11,503,665	(7,614,061)
Net deferred income tax asset	10,858,322	5,255,250	(7,007,630)
Reserve valuation basis	—	(15,900)	(2,834,816)
Minimum pension liability	(19,488,000)	—	—
Net change in surplus	(47,569,524)	19,571,436	10,109,851
SURPLUS
Beginning of year	831,509,691	811,938,255	801,828,404
End of year	$783,940,167	$831,509,691	$811,938,255

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2008 and 2007

	2008	2007	2006
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,371,962,195	$1,404,842,627	$1,288,295,823
Net investment income	290,956,017	301,076,274	305,633,464
Separate account investment and administrative fees	48,912,382	54,400,315	46,828,146
Benefit payments	(1,418,679,901)	(1,476,687,659)	(1,439,729,961)
Net transfers from (to) separate accounts	237,048,046	(67,386,237)	4,871,958
Investment and operating expenses paid	(213,788,795)	(197,366,380)	(179,111,987)
Dividends paid to policyholders	(1,246,309)	(336,977)	(91,613)
Net cash from operations	315,163,635	18,541,963	26,695,830
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	2,778,612,997	1,619,533,733	1,143,390,971
Common stock	280,256,346	302,576,844	142,073,862
Mortgage loans	398,973	367,437	338,373
Other invested assets	5,098,591	6,167,490	10,649,394
Other	2,143,676	(6,923,390)	1,000,815
Total	3,066,510,583	1,921,722,114	1,297,453,415
Cost of investments acquired:
Bonds	(3,260,008,048)	(1,732,575,972)	(955,243,573)
Common stock	(44,067,307)	(189,319,590)	(146,740,728)
Real estate	(1,615,952)	(415,396)	(6,966,416)
Other	100,005	228,655	38,463
Total	(3,305,591,302)	(1,922,082,303)	(1,108,912,254)
Net change in policy loans	9,631,383	(3,982,594)	(2,384,070)
Net cash from investments	(229,449,336)	(4,342,783)	186,157,091
CASH FLOWS FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(46,935,552)	(67,663,046)	(138,885,389)
Other cash applied	(14,969,302)	6,301,150	16,930,994
Net cash applied from financing and others sources	(61,904,854)	(61,361,896)	(121,954,395)
Net change in cash, cash equivalents and short-term investments	23,809,445	(47,162,716)	90,898,526
CASH, CASH EQUIVALENTS AND SHORT TERM INVESTMENTS:
Beginning of year	66,065,250	113,227,966	22,329,440
End of year	$89,874,695	$66,065,250	$113,227,966

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2008, are reflected in the accompanying consolidated statutory financial statements.

In 2008, legislative changes were enacted by the state of New York that eliminated the differing accounting treatment for certain EDP software and hardware and the recognition of due and unpaid interest on securities in default between Codification and Regulation No. 172. As of December 31, 2008, Regulation No. 172 has not been amended and reissued to reflect these changes. As such, these changes are not reflected in the accompanying consolidated statutory financial statements. Adoption of these provisions would not have a material effect on the reported amounts of total assets and statutory surplus in the accompanying financial statements. It is expected that Regulation No. 172 will be amended early in 2009 to reflect these changes.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments with maturities of one month or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted prices provided by the NAIC when available. If NAIC market prices are unavailable, quoted market prices provided by an independent pricing organization are used. If quoted market prices are unavailable or based upon an inactive market, fair value is estimated using internal valuation models and techniques or fair value is based upon quoted market prices for comparable investments. There were no bonds at December 31, 2008 where a quoted market price was unavailable. Bonds, where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost, are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair market value that is less than 80% of its cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the undiscounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If an impairment is determined to be other than temporary, a direct write down is recorded as a realized capital loss and a new cost basis for the bond is established.

Common and Preferred Stocks — At December 31, 2008 and 2007, common stocks include $47.5 million, and $73.7 million, respectively, invested in a sponsored series of mutual funds for institutional investors. The December 31, 2008 and 2007 amounts also include $1.9 million invested in an actively managed Mid-Cap Growth equity portfolio and $247.5 million invested in Mid-Cap and Large-Cap equity securities, respectively. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost.

Losses that are considered to be other than temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other than

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of its cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other than temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America. At December 31, 2006, a $1.5 million unrealized loss was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2008 and 2007.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2008, 2007 and 2006.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $123.4 million $114.9 and $106.3 million at December 31, 2008, 2007 and 2006, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans  — Policy loans are stated at the unpaid principal balance of the loan. During 2008, the Company recognized a $1.6 million loss on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balance of the policy loans were unsuccessful.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion at December 31, 2008 and $1.0 billion at December 31, 2007, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates which, during 2008 and 2007, averaged 3.23% and 3.96% respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $4.3 billion and $3.9 billion at December 31, 2008 and 2007, respectively are subject to discretionary withdrawal at book value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

Reserves for guaranteed investment contracts, which were $.3 billion at December 31, 2008 and 2007, are accumulated at various guaranteed interest rates, which, during 2008 and 2007 averaged 7.35% and 7.09% respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR"), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2008, 2007 and 2006, such charges were equal to approximately .81%, .77%, and .79%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $4.3 billion and $6.6 at December 31, 2008 and 2007, respectively, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

1. Summary of Significant Accounting Policies (Continued)

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2007 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2008 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2008 and 2007 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Market
December 31, 2008 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,310.8	$49.1	$20.8	$2,339.1
Commercial mortgage-backed securities	9.9	—	.2	9.7
Other asset-backed securities	22.7	.1	2.7	20.1
Total	$2,343.4	$49.2	$23.7	$2,368.9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	391.9	16.8	—	408.7
Obligations of states and political subdivisions	18.7	—	5.8	12.9
Debt securities issued by foreign governments	33.3	4.8	.1	38.0
Corporate securities	3,278.7	35.8	281.9	3,032.6
Total	$6,066.0	$106.6	$311.5	$5,861.1

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

	Statement	Gross Unrealized		Market
December 31, 2007 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage-and asset-backed securities:
Residential mortgage-backed securities	$2,343.5	$20.0	$17.3	$2,346.2
Commercial mortgage-backed securities	16.3	.4	—	16.7
Other asset-backed securities	22.6	—	.3	22.3
Total	$2,382.4	$20.4	$17.6	$2,385.2
U.S. Treasury securities and obligations of U.S. government corporations and agencies	280.4	4.8	.6	284.6
Obligations of states and political subdivisions	17.5	2.8	—	20.3
Debt securities issued by foreign governments	36.7	2.6	—	39.3
Corporate securities	2,844.1	37.3	41.1	2,840.3
Total	$5,561.1	$67.9	$59.3	$5,569.7

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. The Company does have investments in publicly traded bonds and common stock of financial institutions. These financial institutions may have investments with subprime exposure. At December 31, 2008, the book value and market value of the Company's bond investments in financial institutions totaled $211.1 million and $188.8 million, respectively. At December 31, 2007, the book value and market value of the Company's bond investments in financial institutions totaled $257.3 million and $244.8 million, respectively. At December 31, 2007, the book value and market value of the Company's common stock investments in financial institutions that may have exposure to subprime mortgage loans totaled $18.3 million and $14.9 million, respectively. At December 31, 2008, the Company had no investments in common stock of financial institutions.

Short-term fixed maturity securities with a statement value and NAIC market value of $56.0 million and $46.4 million at December 31, 2008 and 2007, respectively, are included in the above tables. At both December 31, 2008 and 2007, the Company had $3.3 million (both par value $3.3 million, respectively) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

Unrealized Gains and Losses

At December 31, 2008, 2007 and 2006, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2008	2007	Change	2007	2006	Change
Equity securities (common and preferred stock)	$(12.8)	$9.7	$(22.5)	$9.7	$24.5	$(14.8)
Bonds and notes	(.6)	—	(.6)	—	—	—
Guaranteed funds transferable	(1.5)	(1.5)	—	(1.5)	(1.5)	—
Net unrealized (depreciation) appreciation	$(14.9)	$8.2	$(23.1)	$8.2	$23.0	$(14.8)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

The unrealized depreciation related to the Company's bonds and equity securities increased by $23.1 million and $14.8 million during 2008 and 2007, respectively, as shown above. The net unrealized depreciation of $13.4 million related to bonds and equity securities at December 31, 2008 consists of $.1 million of gross unrealized gains and $13.5 million of gross unrealized losses, of which $1.5 million of the unrealized losses are greater than twelve months old. The net unrealized appreciation of $9.7 million related to equity securities at December 31, 2007 consisted of $32.2 million of gross unrealized gains and $22.5 million of gross unrealized losses, of which $8.6 million of the unrealized losses were greater than 12 months old.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2008 and 2007, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, the majority of the gross unrealized losses as of December 31, 2008, related to corporate securities. These unrealized losses arise primarily from a substantial decline in the level of U.S. Treasury interest rates during 2008 and to the significant widening of credit spreads (relative to U.S. Treasury securities) to historical highs during the last six months of 2008 in response to a near collapse of the global credit markets, and are not due to fundamental credit problems that exist with the specific issuers held in this portfolio. Of the $139.6 million of unrealized losses at December 31, 2008, related to bonds that were in a continuous loss position for 12 months or greater, approximately $90.0 million of that amount arose during the last six months of the year as credit spreads widened to historical highs and virtually all of the $171.9 million of unrealized losses in a continuous loss position for 12 months or less arose during the last six months of 2008. These unrealized losses are interest related and considered to be temporary given the significant and highly unusual widening of credit spreads and the Company's expectation that it will not need to sell these bonds prior to a recovery in value. The tables that follow exclude $3.5 billion and $3.1 billion at December 31, 2008 and 2007, respectively, of market value of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	Market Value	Unrealized Losses	Number of Issues	Market Value	Unrealized Losses	Number of Issues
December 31, 2008 ($ in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$111.8	$3.8	21	$205.5	$17.0	14
Commercial mortgage-backed securities	9.7	0.2	2	—	—	—
Other asset-backed securities	8.3	0.4	5	10.5	2.3	4
Total	$129.8	$4.4	28	$216.0	$19.3	18
Obligations of states and political subdivisions	12.8	5.8	4	1.5	—	3
Debt securities issued by foreign governments	2.5	.1	2	—	—	—
Corporate securities	1,271.6	161.6	183	674.6	120.3	62
Total	$1,416.7	$171.9	217	$892.1	$139.6	83

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

	Twelve Months or Less			Twelve Months or Greater
	Market Value	Unrealized Losses	Number of Issues	Market Value	Unrealized Losses	Number of Issues
December 31, 2007 ($ in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$153.6	$0.4	13	$838.6	$16.9	106
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	5.8	—	—	14.8	0.3	4
Total	$159.4	$0.4	13	$853.4	$17.2	110
U.S. Treasury securities and obligations of U.S. government corporations and agencies	—	—	—	46.1	.6	6
Corporate securities	455.4	14.5	26	927.7	26.6	82
Total	$614.8	$14.9	39	$1,827.2	$44.4	198

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2008, 2007 and 2006 were as follows:

December 31 (in millions)	2008	2007	2006
Bonds and notes	$(40.8)	$—	$.1
Equity securities (common and preferred stock)	(12.9)	22.1	6.6
Policy loans	(1.6)	—	(3.5)
Net realized capital gains (losses)	$(55.3)	$22.1	$3.2

The $40.8 million of realized capital losses related to bonds and notes shown above consist entirely of other than temporary impairment losses recognized on three bonds that had a book value, prior to these write-downs, of $49.6 million. Such write-downs adjust the book value of these bonds to their current fair value as of December 31, 2008. The issuers of two of these bonds have filed for bankruptcy protection and are pursuing a plan of reorganization. A prolonged recession during 2009 and beyond, future downgrades of issuer credit ratings and other factors could lead to further declines in the fair value of the Company's bond portfolio and further other than temporary impairment losses may be incurred in the future.

The $12.9 million of net realized capital losses related to equity securities includes approximately $5.3 million of net realized capital gains arising from the Company's decision to dispose of virtually all of the General Account's actively managed Large Cap and Mid-Cap equity securities in April 2008, and $5.2 million of net capital losses that were recognized as a result of normal equity portfolio trading activity prior to their sale. Also included in this amount is a $13.0 million other than temporary impairment loss that was recognized during the fourth quarter of 2008 on the General Account's seed money investment

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

in a sponsored mutual fund that invests primarily in the S&P 500 Index. This other than temporary impairment loss had previously been recognized in surplus as an unrealized loss since this equity investment is recorded at market value.

The $22.1 million of realized capital gains in 2007 related to equity securities includes approximately $1.2 million of gain related to the sale of a portion of the General Account's seed money investment in several sponsored mutual funds and $22.7 million of gain related to its actively managed Large Cap and Mid-Cap portfolios. The 2007 net realized capital gain amount for equity securities also includes $1.8 million of other than temporary impairment losses related to the Company's investments in certain Large Cap and Mid-Cap securities and one of its seed money investments in a sponsored mutual fund.

The $6.6 million of realized capital gains in 2006 related to equity securities includes approximately $8.8 million of gain resulting primarily from the sale of that portion of the Company's common stock portfolio that mirrored the S&P 500 index to a portfolio that is now invested in actively managed Large-Cap stocks. The 2006 net realized capital gain amount for equity securities also includes other than temporary impairment losses of $2.2 million, primarily related to the Company's investment in one of the Mutual of America Institutional Funds. The 2006 net loss for other invested assets consists of an other than temporary impairment loss related to a limited partnership investment.

Sales of investments in fixed maturity securities resulted in $.7 million of net gains and $23.3 million and $3.8 million of net losses being accumulated in the IMR in 2008, 2007 and 2006, respectively, as follows:

December 31 (in millions)	2008	2007	2006
Fixed maturity securities
Proceeds	$2,898.7	$1,635.9	$1,148.8
Gross realized gains	6.8	1.9	3.4
Gross realized losses	(6.1)	(25.2)	(7.2)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2008, 2007 and 2006, $4.0 million, $6.5 million and $13.3 respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $.1 million, $22.1 and $8.8 million of net gains in 2008, 2007 and 2006, respectively, being recognized in net income as follows:

December 31 (in millions)	2008	2007	2006
Equity securities
Proceeds	$279.2	$267.6	$145.3
Gross realized gains	5.9	26.3	8.9
Gross realized losses	(5.8)	(4.2)	(.1)

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31,

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

2. Investments (Continued)

2008, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2008 (in millions)	Statement Value	Market Value
Due in one year or less	$400.7	$394.9
Due after one year through five years	2,615.7	2,564.2
Due after five years through 10 years	1,554.8	1,513.1
Due after 10 years	1,494.8	1,388.9
Total	$6,066.0	$5,861.1

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $46.7 million and $51.8 million at December 31, 2008 and 2007, respectively. The actual interest and other allocated investment earnings, related to this contract amounted to $3.0 million, $3.2 million and $28.9 million in 2008, 2007 and 2006, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $7.3 million and $7.4 million in 2008 and 2007, respectively.

5. Pension Plan and Post-Retirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two nonqualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to nonemployee members of the Board of Directors.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

The Company has two defined benefit post-retirement plans covering substantially all salaried employees. Post-retirement benefit plan expense required to be recorded under this plan was zero in both 2008 and 2007. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The post-retirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2008 and 2007 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2008	2007	2006	2008	2007	2006
Service cost	$11.2	$10.6	$10.0	$1.8	$1.5	$1.4
Interest cost on Projected Benefit Obligation (PBO)	14.6	13.2	12.0	1.2	1.2	2.3
Expected return on plan assets	(20.3)	(20.0)	(19.8)	—	—	—
Prior services costs	—	—	—	(0.1)	(.1)	(.2)
Amortization of unrecognized net loss (gain)	9.3	8.7	9.2	(2.9)	(2.6)	.8
Settlement (gain) loss	—	—	(.3)	—	—	—
Net benefit expense	$14.8	$12.5	$11.1	$—	$—	$4.3

Included in 2006 pension expense is the recognition of a $.3 million settlement gain, resulting from the level of lump sum benefit payments made related to the non-qualified plan during the year. The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Change in PBO
PBO, beginning of year	$239.3	$222.1	$20.6	$40.0
Service cost	11.2	10.6	1.8	1.5
Interest cost	14.6	13.2	1.2	1.2
Plan amendment	4.3	—	—	—
Change in assumptions	(14.6)	0.5	(0.9)	—
Actuarial loss (gain)	4.2	4.3	(0.7)	(20.3)
Benefits and expenses paid	(10.5)	(11.4)	(2.0)	(1.8)
PBO, end of year	$248.5	$239.3	$20.0	$20.6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

The actuarial gain reflected in Other Benefits in 2007 reflected a change in the benefit estimate for eligible participants.

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Change in Plan Assets
Plan assets, beginning of year	$207.8	$209.2	$—	$—
Employer contributions	32.0	—	—	—
Return on plan assets	(53.6)	10.0	—	—
Benefits and expenses paid	(10.5)	(11.4)	—	—
Plan assets, end of year	175.7	207.8	—	—
Plan assets (lower than) PBO	$(72.8)	$(31.5)	$(20.0)	$(20.6)

At December 31, 2008 and 2007, all of the qualified pension plan assets are invested in several of the investment funds offered by the Company's Separate Accounts and at December 31, 2008, the Company's General Account, and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2008 and 2007, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2008	2007	2008	2007
Plan assets (lower than) PBO	$(72.8)	$(31.5)	$(20.0)	$(20.6)
Unrecognized prior service cost	7.3	4.2	(0.5)	(0.5)
Unrecognized net loss from past experience different from that assumed	145.8	90.3	(0.7)	(2.1)
Prepaid (accrued) benefit cost, end of year	$80.3	$63.0	$(21.2)	$(23.2)

The Company funds the qualified noncontributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $135.9 million and $171.3 million at December 31, 2008 and 2007, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $154.3 million and $149.0 million at December 31, 2008 and 2007, respectively. Since the accumulated benefit obligation for the defined benefit pension plans at December 31, 2008, exceeded the fair value of plan assets, the Company recorded an additional minimum liability of $19.5 million as a direct reduction of the Company's surplus.

During 2008, the Company made $27.7 million of contributions to the qualified plan, whereas during 2007, the Company did not make a contribution to the plan. The Company estimates that it will make a contribution of approximately $10.0 million to its defined benefit plans in 2009. Benefits expected to be paid from these plans total $17.1 million in 2009, $12.0 million in 2010, $14.9 million in 2011, $34.8 million in 2012 and $22.0 million in 2013. The aggregate benefits expected to be paid in 2014 through 2018 total approximately $156.2 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2008.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pensions Benefits			Other Benefits
Weighted average assumptions at December 31	2008	2007	2006	2008	2007	2006
Discount rate	6.50%	5.75%	5.75%	6.50%	5.75%	5.75%
Rate of compensation increase	4.00%	4.16%	4.17%	4.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 6.50%, 4.00% and 9.50%, respectively, in 2008, 5.75%, 4.16% and 9.50%, respectively, in 2007 and 5.75%, 4.17% and 9.50%, respectively, in 2006. The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 8.0% for 2008, 7.5% for 2009, 7.0% for 2010, 6.5% for 2011, 6.0% for 2012, 5.5% for 2013 and 5.0% for 2014 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated post-retirement obligation for the plan as of December 31, 2008, by $1.1 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2008 by $.2 million. Benefits expected to be paid from this plan total $2.5 million in 2009, $2.7 million in 2010, $2.8 million in 2011, $3.0 million in 2012 and $3.2 million in 2013. Aggregated benefits expected to be paid in the period 2014 through 2018 total approximately $19.8 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2008.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.4 million, $2.9 million and $2.1 million in 2008, 2007 and 2006, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Prior to 2005, shares were granted each year and generally vested over a three-year period. The value of such shares granted prior to 2005 was based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. Commencing in 2005, no new shares were issued under this plan and the total value of all outstanding shares under this plan was paid out on March 12, 2008, based upon the level of statutory surplus at December 31, 2007 and totaled approximately $14.8 million. A new plan was started during 2005. Shares under this plan were granted in 2005, 2006, 2007 and 2008 and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. Certain additional threshold financial performance measures must also be met in order to receive a payout at the end of the third year.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

5. Pension Plan and Post-Retirement Benefits (Continued)

On March 12, 2008 and March 5, 2009, $9.3 million and $.7 million was paid out related to the shares granted in 2005 and 2006, respectively. The total expense incurred related to these plans was $.5 million, $5.5 million and $7.4 million in 2008, 2007 and 2006, respectively.

6. Commitments and Contingencies

Rental expenses approximated $24.3 million, $23.3 million and $24.3 million as of December 31, 2008, 2007 and 2006, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $4.2 million in 2009; $4.0 million in 2010; $3.7 million in 2011; $3.2 million in 2012; $2.8 million in 2013 and $6.5 million in 2014 and beyond. Such leases are principally for leased office space; and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's noninsurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York-domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's DTAs and DTLs must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net DTAs can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

A reconciliation of the income tax expense recognized in the Company's consolidated statutory statements of operations from the amount obtained by applying the statutory tax rate of 35% to net gain (loss) from operations before federal income taxes follows:

	December 31 ($ in millions)
	2008	2007	2006
Net gain (loss) from operations	$1.6	$(15.8)	$14.2
Statutory rate	35%	35%	35%
Tax at statutory rate	(.6)	5.5	(5.0)
IMR amortization	1.4	2.3	4.7
Realized capital losses (gains)	19.4	(7.7)	(1.1)
Net capital gains (losses) deferred in IMR	(.2)	8.1	1.3
			4.6
Change in non-admitted assets	12.9	(4.0)	2.7
Change in Mutual of America's net DTA	(22.5)	(11.2)	(7.8)
Other	(10.3)	8.3	.3
Federal income tax benefit	$.1	$1.3	$(.3)
Effective tax rate	6.25%	8.20%	(2.00)%

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

7. Federal Income Taxes (Continued)

The federal income tax benefit of $0.1 million in 2008 and $1.3 million in 2007 and the federal income tax expense of $(.3) million in 2006 result solely from the operating results of the Company's noninsurance subsidiaries.

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 ($ in millions)
	2008	2007
Total gross DTAs excluding unrealized (gains) losses	$394.2	$366.1
Total gross DTLs excluding unrealized (gains) losses	(53.2)	(47.6)
Mutual of America's net DTA	341.0	318.5
Tax effect of unrealized (gains) losses	4.7	(3.4)
DTA nonadmitted	(328.8)	(309.0)
Net admitted DTA	16.9	6.1
Noninsurance Subsidiaries	7.7	7.6
Total net DTAs	$24.6	$13.7

As shown above, Mutual of America's net admitted DTA increased by $10.8 million during 2008. The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized in 2008, 2007 and 2006 for Mutual of America.

At December 31, 2008, the Company had consolidated net operating loss carryforwards of approximately $441.8 million, expiring at various dates between 2012 and 2027, and a capital loss carryforward of approximately $1.2 million expiring in 2013.

During 2007, the Internal Revenue Service (IRS) completed its audit of Mutual of America's 2000 and 2001 federal income tax returns, and presented the Company with a Revenue Agent's Report (RAR) asserting certain adjustments to the Company's taxable income and its net operating loss carryforwards that would result in a tax due for 2000 and 2001. These adjustments would disallow the Company's tax deductions for certain intangible assets and for capital losses related to the sale of a holding company and a partnership interest. In January 2008, the Company filed a protest to the IRS adjustments. In October 2008, the IRS also completed its audits of Mutual of America's 2002, 2003, 2004 and 2005 federal income tax returns and the Company received an RAR asserting certain adjustments to the Company's 2002 through 2005 tax returns, disallowing the deductions for certain intangible assets. The Company responded to this RAR in October 2008 by filing a protest to the IRS adjustments. The Company continues to believe that federal taxes, if any, assessed for all of the years under audit will not have a material effect on its financial position.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2008 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$6,010.1	$5,805.2
Common stocks	53.3	53.3
Preferred stocks	7.2	7.2
Cash and short-term investments	89.9	89.9
Guaranteed funds transferable	46.7	37.8
Mortgage loans	2.7	2.8
Policy loans	92.5	92.5
LIABILITIES
Insurance and annuity reserves	$5,704.8	$5,713.7
December 31, 2007 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,514.7	$5,477.0
Common stocks	325.4	325.4
Preferred stocks	7.2	7.2
Cash and short-term investments	66.1	66.1
Guaranteed funds transferable	51.8	46.2
Mortgage loans	3.1	3.2
Policy loans	102.1	102.1
LIABILITIES
Insurance and annuity reserves	$5,331.5	$5,384.8

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

8. Fair Value of Financial Instruments (Continued)

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2008 and 2007, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.79% and 5.38% were used at December 31, 2008 and 2007, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting"), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2008, 2007 and 2006

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year; whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The statement of cash flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain noncash-related changes.

PART C

OTHER INFORMATION

Item 27.                                                   Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)

Resolution of the Board of Directors of Mutual of America Life Insurance Company (“Mutual of America”) authorizing establishment of Separate Account No. 3 (the “Separate Account”) (1) originally filed as Exhibit 1(1)

(b)	Custodian agreements—not applicable

(c)	Underwriting contracts—not applicable

(d)(1)	Form of Variable Universal Life Insurance Policy (9)

(d)(1)(i)	Form of Variable Universal Life Insurance Policy (10)

(d)(2)	Payroll Deduction Rider(1)—originally filed as Exhibit 1(5)(b)

(d)(3)	Accidental Death Benefit Rider (9)

(d)(4)	Children’s Benefit Rider (9)

(d)(5)	Change Form Amendment (9)

(e)(1)	Form of Application for Variable Universal Life Insurance Policy with Conditional Receipt of Premium(2)—originally filed as Exhibit 1(10)(a)

(e)(2)	Form of Application for Variable Universal Life Insurance Policy with Payroll Deduction Rider(2) originally filed as Exhibit 1(10)(b)

(f)(1)	Charter of Mutual of America(1)—originally filed as Exhibit 1(6)(a)

(f)(2)	By-Laws of Mutual of America(1)—originally filed as Exhibit 1(6)(b)

(g)	Reinsurance contracts — not applicable

(h)(1)	Participation Agreement, dated as of February 28, 2001, between Scudder Variable Life Investment Fund and Mutual of America(3)

(h)(2)(i)

Fund Participation Agreement-Separate Account No. 2, dated as of December 30, 1988, among Mutual of America, American Century Investment Management, Inc. (“ACIM”) (formerly Investors Research Corporation), and American Century Variable Portfolios, Inc. (“ACVP”) (formerly TCI Portfolios, Inc.) (the “American Century Agreement”)(1)

(h)(2)(ii)	Amendment No. 1, dated as of April 29, 1994, to the American Century Agreement(1)

(h)(2)(iii)	Amendment No. 2, dated January 3, 2000, to the American Century Agreement(1)

(h)(2)(iv)	Amendment No. 3, dated January 2, 2002, to the American Century Agreement

(h)(3)	Shared Funding Agreement, dated as of February 28, 2001, between Mutual of America and Calvert Securities Corporation(3)

(h)(4)(i)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

(h)(4)(ii)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

(h)(5)	Participation Agreement among the Vanguard Variable Insurance Fund, Vanguard Group Inc. and Vanguard Marketing Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

(h)(6)	Participation Agreement among Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

(h)(7)	Amended and Restated Participation Agreement among Variable Insurance Products Funds and Fidelity Distributors Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

(i)	Administrative contracts—not applicable

(j)	Other material contracts—not applicable

(k)	Opinion and consent of Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of Mutual of America(1)—originally filed as Exhibit 3(a)

(l)	Actuarial opinion—not applicable

(m)	Calculation—not applicable

(n)	Consent of KPMG LLP(11)

(o)	No financial statements are omitted from Item 24

(p)	Initial capital agreements—not applicable

(q)	Memorandum regarding Issuance, Face Amount Increase, Transfer and Redemption Procedures for the Policies(1)—originally filed as Exhibit 9

Other Exhibits

Powers of Attorney (10)

(1)                Included in the Registration Statement on Form S-6 filed with the Commission on July 21, 1999.

(2)                Included in Pre-Effective Amendment No. 1 filed with the Commission on November 17, 1999.

(3)                Included in Post-Effective Amendment No. 2 filed with the Commission on April 19, 2001.

(4)                Included in Post-Effective Amendment No. 7 filed with the Commission on April 30, 2004.

(5)                Included in Post-Effective Amendment No. 8 filed with the Commission on February 28, 2005.

(6)                Included in Post-Effective Amendment No. 9 filed with the Commission on April 29, 2005.

(7)                Included in Post-Effective Amendment No. 10 filed with the Commission on April 28, 2006.

(8)                Included in Post-Effective Amendment No. 11 filed with the Commission on April 27, 2007.

(9)                Included in Post-Effective Amendment No. 12 filed with the Commission on February 29, 2008.

(10)          Included in Post-Effective Amendment No. 13 filed with the Commission on April 30, 2009.

(11)          Included herewith.

All exhibits are filed under File No. 333-83413

Item 28. Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	With Depositor

Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer

Manfred Altstadt	Director, Chief Operating Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
William T. Knowles	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor

Thomas J. Moran	Chairman, President and Chief Executive Officer
Manfred Altstadt	Chief Operating Officer

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor
Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman
Meyer Baruch	Senior Vice President, State Compliance and Government Regulations
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Accounting and Financial Systems

Jeremy J. Brown	Executive Vice President and Chief Actuary

Katherine Cannizzaro	Senior Vice President, Claims
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
William S. Conway	Senior Executive Vice President and Chief Marketing Officer
John S. Corrigan	Senior Vice President, Internal Audit
Barbara Crane	Senior Vice President, Strategic Communications
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
James E. Flynn	Senior Vice President, Public Relations
Michael Gallagher	Senior Vice President, Direct Response and Technical Communications
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Harold J. Gannon	Senior Vice President, Corporate Tax
Gordon Gaspard	Senior Vice President, Key Client Relations
Robert Giaquinto,	Executive Vice President, MIS Operations
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer
John R. Greed	Senior Executive Vice President and Chief Financial Officer
Jared Gutman	Executive Vice President, Administrative Technical Services
Thomas A. Harwood	Senior Vice President, Corporate Communications
Sandra Hersko	Senior Vice President, Technical Administration
Edward J. T. Kenney	Executive Vice President, External Affairs
Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel
Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn Lu	Senior Vice President and Chief Compliance Officer
Thomas L. Martin	Executive Vice President and Deputy General Counsel
JoAnn McGrane	Senior Vice President, Home Office Administration
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial
Lynn N. Nadler	Reporting Senior Vice President, Training
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Roger F. Napoleon	Senior Vice President and Associate General Counsel
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Paul O’Hara	Senior Vice President, Competition and Research
James C. Peterson	Senior Vice President, Leadership Development
William Rose	Executive Vice President, Sales Operations
James J. Roth	Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer
Anne M. Stanard,	Senior Vice President, Human Resources
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
John Terwilliger	Senior Vice President, Facilities Management
1150 Broken Sound Parkway NW,
Boca Raton, FL 33487-3598
Eldon Wonacott,	Senior Vice President, Strategic Marketing and Corporate
1150 Broken Sound Parkway NW,	Communications
Boca Raton, FL 33487-3598

* The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 29. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct of indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•                  Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•                  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•                  Mutual of America Securities Corporation, a Delaware corporation, and

•                  Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 30. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chubb, with excess coverage by CNA, The Hartford, and Chubb, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $10 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.      Principal Underwriters

(a)   Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York (now known as Wilton Reassurance Life Company of New York).

(b)   The name, business address and position of each senior officer and director of Mutual of America are listed in Item 27 above.

(c)   The principal underwriter receives no commissions or other compensation directly or indirectly from the Registrant and has received no such commissions or other compensation directly or indirectly within the Registrant’s last fiscal year.

Item 32.      Location of Accounts and Records

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 33.      Management Services

Not applicable.

Item 34.      Fee Representation

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, the State of New York, the 30th day of April, 2009.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3 (REGISTRANT) MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2009.

Signature	Title

*	Chairman of the Board, Chief Executive Officer and President; Director
Thomas J. Moran	(Principal Executive Officer)

/S/ MANFRED ALTSTADT	Chief Operating Officer; Director
Manfred Altstadt

*	Director
Clifford L. Alexander, Jr.

*	Director
Roselyn P. Epps, M.D.

*	Director
Earle H. Harbison, Jr.

*	Director
Maurine Haver

*	Director
Frances R. Hesselbein

*	Director
William T. Knowles

*	Director
Lasalle D. Leffall, Jr., M.D.

*	Director
Kimberly A. Casiano

*	Director
Connie Mack, III

*	Director
Robert J. McGuire

*	Director
Roger Porter

*	Director
Peter J. Powers

*	Director
Dennis J. Reimer

*	Director
Elie Wiesel

*By: /s/ MANFRED ALTSTADT
Manfred Altstadt
Attorney-in-Fact

Exhibit Index

Exhibit	Description

EX-99.n	Consent of KPMG, LLP